UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

_____________________________

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

_____________________________

Filed by the Registrant ☒ Filed by a Party other than the Registrant ☐

Check the appropriate box:

☒Preliminary Proxy Statement
☐Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐Definitive Proxy Statement
☐Definitive Additional Materials
☐Soliciting Material Pursuant to Rule 14a-12

HERITAGE GLOBAL INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒No fee required.
☐Fee paid previously with preliminary materials.
☐Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

April 23, 2024

San Diego, California

Dear Shareholders:

I am pleased to invite you to attend Heritage Global Inc.’s 2024 Annual Meeting of Shareholders on June 5, 2024 at 9:00 a.m. (Pacific Time). This year’s Annual Meeting will be a virtual meeting of shareholders held via a live audio webcast at www.virtualshareholdermeeting.com/HGBL2024. For more information on how to register and attend this year’s Annual Meeting, please refer to the Information About the Annual Meeting of Shareholders and Voting section which begins on page 1 of the enclosed proxy statement.

The Notice of Annual Meeting and Proxy Statement that follows describes those matters to be voted on at the meeting. Your proxy card and our 2023 annual report are also enclosed.

Your vote is very important. This year, in addition to the items normally considered at the Annual Meeting, we are submitting for shareholder approval a proposal to amend and restate the Company's Articles of Incorporation. Though the changes are technical and administrative in nature, this is the first comprehensive restatement of our Articles of Incorporation since 1989. We believe that the changes will help the Company function more efficiently and effectively in the 21st Century. Whether or not you plan to attend the Annual Meeting, we recommend that you vote your shares through the enclosed proxy card, by internet or by telephone, to ensure your shares are represented at the Annual Meeting.

By Order of the Board of Directors,

Ross Dove
President and Chief Executive Officer

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

April 23, 2024

San Diego, California

The Annual Meeting of Shareholders (the “Annual Meeting”) of Heritage Global Inc., which we refer to as the “Company,” will be held on June 5, 2024 at 9:00 a.m. (Pacific Time). This year’s Annual Meeting will be a virtual meeting of shareholders held via a live audio webcast at www.virtualshareholdermeeting.com/HGBL2024. No physical meeting will be held. For more information on how to register and attend this year’s Annual Meeting, please refer to the Information About the Annual Meeting of Shareholders and Voting section that begins on page 1 of the enclosed Proxy Statement. The Annual Meeting will be held for the following purposes:

1.
To elect Barbara Sinsley as a Class III director;
2.
To approve the adoption of our Second Amended and Restated Articles of Incorporation to make certain technical and administrative changes;
3.
To ratify the appointment of UHY LLP as the Company’s independent auditor for the fiscal year ending December 31, 2024;
4.
To approve, on an advisory, non-binding basis, the Company’s compensation of its named executive officers as disclosed in the attached Proxy Statement; and
5.
To transact such other business, if any, as may be properly brought before the meeting or any adjournment or postponement thereof.

Only shareholders of record, as shown by the transfer books of the Company, at the close of business on April 8, 2024 are entitled to notice of, and to vote at, the Annual Meeting of Shareholders. The Company will make a list of shareholders available electronically on the virtual meeting website during the Annual Meeting for those attending the meeting.

You are requested to vote on these proposals whether or not you plan to attend the annual meeting. If you do not attend and vote, you can vote in one of three ways: (i) complete, sign and date the enclosed proxy card and return it promptly in the envelope provided; (ii) vote by internet pursuant to the instructions on the enclosed proxy card; or (iii) vote by telephone pursuant to the instructions on the enclosed proxy card. Your vote is important and very much appreciated. If you later desire to revoke your proxy for any reason, you may do so in the manner described in the attached Proxy Statement. For further information regarding the individual nominated as a director, the proposals being voted upon, use of the proxy and other related matters, you are urged to read the enclosed Proxy Statement.

By Order of the Board of Directors,

Ross Dove
President and Chief Executive Officer

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

12625 High Bluff Drive, Suite 305

San Diego, California 92130

PROXY STATEMENT

INFORMATION ABOUT THE ANNUAL MEETING OF

SHAREHOLDERS AND VOTING

Why Did You Send Me This Proxy Statement?

We sent you this Proxy Statement and the enclosed proxy card because the Board of Directors of Heritage Global Inc., which we refer to as “Heritage Global,” “we,” “us,” “our” or the “Company,” is soliciting your proxy to vote at the 2024 Annual Meeting of Shareholders (the “Annual Meeting”). A copy of our 2023 Annual Report to Shareholders (with Form 10-K for the year ended December 31, 2023) accompanies this Proxy Statement.

We are furnishing proxy materials to our shareholders primarily via the Internet, under rules adopted by the U.S. Securities and Exchange Commission (the “SEC”), instead of mailing printed copies of those materials to each shareholder. On or about April 23, 2024, we began mailing to our shareholders a Notice of Internet Availability of Proxy Materials (the “Proxy Notice”) containing instructions on how to access our proxy materials, including our Proxy Statement and our 2023 Annual Report to Shareholders. The Proxy Notice also instructs you on how to access your proxy card electronically to vote via the Internet or by telephone. The Proxy Notice is not a form for exercising your voting rights as a shareholder; the Proxy Notice merely presents an overview of our collective proxy materials. We encourage you to review our full proxy materials before voting on the proposals set forth herein.

Our proxy materials may be amended or supplemented in accordance with applicable law. This process is designed to expedite the shareholders’ receipt of proxy materials, lower the cost of the Annual Meeting and help conserve natural resources. Shareholders who would prefer to continue to receive printed proxy materials should follow the instructions included in the Proxy Notice.

This Proxy Statement summarizes the information you need to vote at the Annual Meeting. You do not need to attend the Annual Meeting to vote your shares. You may simply vote in accordance with the instructions contained in this Proxy Statement.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON JUNE 5, 2024: THIS PROXY STATEMENT, THE FORM OF PROXY CARD AND THE ANNUAL REPORT ON FORM 10-K FOR THE FISCAL YEAR ENDED DECEMBER 31, 2023 ARE AVAILABLE, FREE OF CHARGE, AT WWW.PROXYVOTE.COM.

How Can I Attend the Annual Meeting?

Our Annual Meeting will be a completely virtual meeting of shareholders, which will be conducted exclusively by a live audio webcast. You are entitled to participate in the Annual Meeting only if you are a shareholder of record as of the close of business on April 8, 2024, the record date, or hold a valid proxy for the Annual Meeting. No physical in-person meeting will be held.

You do not have to register in advance to attend the virtual meeting. To attend and participate in the virtual meeting, please visit www.virtualshareholdermeeting.com/HGBL2024 and enter the 16-digit control number included on your proxy card. Whether or not you plan to attend the virtual annual meeting, we encourage you to vote and submit your proxy in advance of the meeting by one of the methods described under “Voting and Other Information” below. During the meeting, you may submit questions, vote, and examine our shareholder list.

The online meeting will begin promptly at 9:00 a.m. (Pacific Time) on June 5, 2024. We encourage shareholders to log in to the website and access the webcast early, beginning approximately 15 minutes before the

Annual Meeting’s 9:00 a.m. start time, to ensure you can hear the streaming audio before the Annual Meeting starts. If you experience technical difficulties, please contact the technical support telephone number posted on the virtual meeting website, www.virtualshareholdermeeting.com/HGBL2024. The virtual meeting platform is fully supported across browsers and devices running the most updated version of applicable software and plug-ins. Please ensure that you have a strong internet connection wherever you intend to participate in the meeting.

A link to a replay of the Annual Meeting will be available on the Investors Relations section of our website (www.hginc.com) under “Shareholder Meetings” approximately 24 hours after the meeting ends and will remain available on our website for one month following the meeting.

Can I Ask Questions at the Virtual Annual Meeting?

Shareholders as of our record date who attend and participate in our virtual Annual Meeting at www.virtualshareholdermeeting.com/HGBL2024 will have an opportunity to submit questions live via the internet during a designated portion of the meeting. Shareholders must have available their 16-digit control number included on their proxy card. Once past the log-in screen, shareholders will be able to submit questions live during the virtual meeting by typing the question into the “Ask a Question” field, and clicking submit. We will answer questions that comply with the meeting rules of conduct during the annual meeting of shareholders, subject to time constraints.

What Proposals Will Be Voted on at the Annual Meeting?

There are four proposals scheduled to be voted on at the Annual Meeting:

•
The election of Barbara Sinsley as a Class III director (“Proposal No. 1”);
•
The adoption of our Second Amended and Restated Articles of Incorporation to make certain administrative and technical changes (“Proposal No. 2”);
•
The ratification of the appointment of UHY LLP as the Company’s independent auditor for the fiscal year ending December 31, 2024 (“Proposal No. 3”); and
•
The approval, on an advisory, non-binding basis, of the Company’s compensation of its named executive officers as disclosed in this Proxy Statement (“Proposal No. 4”).

Our Board of Directors (the “Board”) recommends that you vote your shares (1) “FOR” the election of Ms. Sinsley, (2) “FOR” the adoption of our Second Amended and Restated Articles of Incorporation, (3) “FOR” the ratification of the appointment of UHY LLP as our independent auditor for the fiscal year ending December 31, 2024, and (4) “FOR” advisory approval of the Company’s compensation of its named executive officers as disclosed in this Proxy Statement.

VOTING AND OTHER INFORMATION

Who Is Entitled to Vote?

April 8, 2024 is the record date for the Annual Meeting. If you owned shares of our common stock or Series N Preferred Stock at the close of business on April 8, 2024, you are entitled to vote. As of April 8, 2024, we had 37,336,392 shares of common stock and 563 shares of Series N Preferred Stock outstanding and entitled to vote at the Annual Meeting.

How Many Votes Do I Have?

As of April 8, 2024, the following classes of stock were issued and outstanding, and had the voting powers indicated. Each share of common stock is entitled to one vote for each share of common stock held on the record date on all matters to be voted on, and each share of Series N preferred stock is entitled to 40 votes for each share of preferred stock held on the record date on all matters to be voted on, voting together and not as a separate class, on an “as converted” basis.

Class of Stock	Shares Outstanding	Equivalent Vote
Common Stock	37,336,392	37,336,392
Series N Preferred Stock	563	22,520
Total Votes at Annual Meeting of Shareholders	37,336,955	37,358,912

What Is the Difference Between Holding Shares as a Shareholder of Record and as a Beneficial Owner?

Many of our shareholders hold their shares through a broker or other nominee rather than directly in their own name. As summarized below, there are some differences between shares held of record and those owned beneficially.

Shareholder of Record

If your shares are registered directly in your name with our transfer agent, Equiniti Trust Company, you are considered, with respect to those shares, the shareholder of record and these proxy materials are being sent to you directly by Heritage Global. As the shareholder of record, you have the right to grant your voting proxy to the proxies listed on the proxy card or to vote online in person at the Annual Meeting. We have enclosed a proxy card for you to use.

Beneficial Owner

If your shares are held in a stock brokerage account or by another nominee, you are considered the beneficial owner of shares held in “street name,” and these proxy materials are being forwarded to you by your broker or other nominee who is considered, with respect to those shares, the shareholder of record. As the beneficial owner, you have the right to direct your broker or nominee how to vote your shares and are also invited to attend the Annual Meeting. However, because you are not the shareholder of record, you may only vote these shares in accordance with materials and instructions provided by your broker or other nominee for voting your shares, which may also allow you to use the internet or a toll free telephone number to vote your shares.

How Do I Vote at the Annual Meeting?

All shareholders may vote at the Annual Meeting by logging into www.virtualshareholdermeeting.com/HGBL2024 and following the instructions provided on the website. If your shares are registered in your name, to vote you will need your 16-digit Control Number provided with your proxy card. If you are a beneficial owner (i.e. your shares are held in the name of your broker or bank), please refer to “How can I attend the Annual Meeting?” above for information on how to register to attend the Annual Meeting in order to vote your shares at the Annual Meeting.

How Do I Vote by Proxy?

If you are a shareholder of record, you can vote by mailing in the enclosed proxy card or you can use one of the alternatives below:

•
by making a toll-free telephone call within the United States or Canada using a touch-tone telephone to the toll-free number provided on your proxy card; or
•
by voting on the Internet. To vote on the Internet, go to the website address indicated on your proxy card to complete an electronic proxy card. You will be asked to provide the control number from the proxy card.

Please refer to the specific instructions set forth on the enclosed proxy card. In addition, please have the validation details, located on the proxy card, available when voting your shares. If you choose to vote your shares by telephone or through the internet, there is no need for you to mail back your proxy card.

If you hold your shares in street name, your broker or other nominee will provide you with materials and instructions for voting your shares, which may allow you to use the internet or a toll free telephone number to vote your shares.

May I Revoke My Proxy?

Yes. If you change your mind after you vote, you may revoke your proxy by following any of the procedures described below. To revoke your proxy:

•
Send in another signed proxy with a later date;
•
Send a letter revoking your proxy to Heritage Global Inc.’s Secretary at 12625 High Bluff Drive, Suite 305, San Diego, California, 92130;
•
Submit another vote by telephone or over the internet; or

•
Attend the Annual Meeting and vote your shares in person online before your proxy is exercised at the Annual Meeting.

If you hold your shares in street name, your broker or other nominee will provide you with instructions on how to revoke your proxy.

What Votes Need to be Present to Hold the Annual Meeting?

To have a quorum for our Annual Meeting, persons must be present, in person or by proxy, representing a majority of the shares issued and outstanding and entitled to vote at the meeting.

What Vote Is Required to Approve Each Proposal?

Proposal No. 1 - Election of Director	The election of the nominee for Class III director requires that the Class III director receive affirmative votes from a plurality of the votes cast.
Proposal No. 2 - Adoption of Second Amended and Restated Articles of Incorporation	The adoption of our Second Amended and Restated Articles of Incorporation requires that the number of votes cast “FOR” such adoption be at least a majority of the votes entitled to be cast.
Proposal No. 3 - Ratification of Appointment of Independent Auditor

The ratification of the appointment of UHY LLP as independent auditor for the fiscal year ending December 31, 2024 requires the affirmative vote of a majority of the votes entitled to be cast by shareholders who are present in person or represented by proxy at the Annual Meeting and entitled to vote.

Proposal No. 4 - Advisory Vote on Executive Compensation

The approval, on an advisory, non-binding basis, of the Company’s compensation of its named executive officers requires the affirmative vote of a majority of the votes entitled to be cast by shareholders who are present in person or represented by proxy at the Annual Meeting and entitled to vote.

How Are Votes Counted?

Proposal No. 1 - Election of Director

For Proposal No. 1, you may:

•
Vote FOR the director nominee; or
•
Vote to WITHHOLD from voting with respect to the director nominee.

Proposal No. 2 - Adoption of Second Amended and Restated Articles of Incorporation

For Proposal No. 2, your vote may be cast “FOR” or “AGAINST” or you may “ABSTAIN.”

Proposal No. 3 - Ratification of Appointment of Independent Auditor

For Proposal No. 3, your vote may be cast “FOR” or “AGAINST” or you may “ABSTAIN.”

Proposal No. 4 – Advisory Vote on Executive Compensation

For Proposal No. 4, your vote may be cast “FOR” or “AGAINST” or you may “ABSTAIN.”

How Would My Shares Be Voted if I Do Not Specify How They Should Be Voted?

If you sign your proxy card with no further instructions, your shares will be voted in accordance with the recommendations of the Board. We will appoint one or more inspectors of election to count votes cast at the meeting or by proxy.

As noted above, if your shares are held in a stock brokerage account or by another nominee, your broker or nominee will provide you with materials and instructions for you to use in directing your broker or nominee as to how to vote your shares. New York Stock Exchange (“NYSE”) Rule 452 provides that brokers and other nominees may not exercise their voting discretion on specified non-routine matters without receiving instructions from the beneficial owner of the shares. Because Rule 452 applies specifically to securities brokers, virtually all of whom are governed by NYSE rules, Rule 452 applies to all companies listed on a national stock exchange, including companies (such as the Company) listed on the Nasdaq Stock Market (the “Nasdaq”).

We expect that the proposals regarding the adoption of the Second Amended and Restated Articles of Incorporation (Proposal No. 2) and the ratification of the appointment of UHY LLP as the Company’s independent auditor for the fiscal year ending December 31, 2024 (Proposal No. 3) to be considered “routine” matters. Accordingly, if your shares are held through a broker or other nominee, that person will have discretion to vote your shares on Proposal No. 2 and Proposal No. 3 if you fail to provide instructions. On the other hand, the election of the Class III director (Proposal No. 1), and the approval of named executive officer compensation (Proposal No. 4) will each be considered a “non-routine” matter. Thus, if you do not give your broker or other nominee specific instructions on how to vote your shares with respect to Proposal No. 1 and Proposal No. 4, your broker or other nominee will inform the inspector of election that it does not have the authority to vote on that matter with respect to your shares. This is generally referred to as a “broker non-vote.” A broker non-vote may also occur if your broker or other nominee fails to vote your shares for any reason. Therefore, if you hold your shares through a broker or other nominee, please instruct that person regarding how to vote your shares on at least Proposal No. 1 and Proposal No. 4.

What Is the Effect of Broker Non-Votes, Abstentions and Withhold Votes?

With respect to Proposal No. 1, you may vote “FOR” the director nominee or you may “WITHHOLD” from voting with respect to the director nominee. A vote to withhold or a broker non-vote will not affect the outcome of the election, because the director nominee is elected by plurality (more votes than any other nominee for the seat). With respect to Proposal No. 2, Proposal No. 3 and Proposal No. 4, abstentions have the same effect as negative votes. With respect to Proposal No. 2, broker non-votes have the same effect as negative votes because, in order to pass, Proposal No. 2 must receive affirmative votes by a majority of the votes entitled to be cast. With respect to Proposal No. 3 and Proposal No. 4, broker non-votes will not affect the result because they are not present and entitled to vote. We do not expect broker non-votes for Proposal No. 2 and Proposal No. 3 (because each is a routine matter).

What Are the Costs of Soliciting These Proxies and Who Will Pay Them?

The Company will pay all the costs of soliciting these proxies. Although we are mailing these proxy materials, our directors and employees may also solicit proxies by telephone, e-mail or other electronic means of communication or in person. We will reimburse our transfer agent and brokers, nominees and other fiduciaries for the expenses they incur in forwarding the proxy materials to you.

Where Can I Find the Voting Results?

We will publish the voting results by filing a Current Report on Form 8-K, which we will file with the SEC within four business days of our Annual Meeting.

Do Directors Attend the Annual Meeting?

Although we do not have a formal policy regarding director attendance at shareholder meetings, we encourage our directors to attend our annual meeting of shareholders and special meetings of shareholders.

Can a Shareholder Communicate Directly with Our Board? If So, How?

Shareholders and other interested parties may contact any member (or all members) of the Board, any Board committee or any chair of any such committee by mail. To communicate with the Board, any individual director or any group or committee of directors, correspondence should be addressed to the Board or any such individual director or group or committee of directors by either name or title. All such correspondence should be sent to the Secretary of Heritage Global at 12625 High Bluff Drive, Suite 305, San Diego, California, 92130.

All communications received as set forth in the preceding paragraph will be opened by an executive officer of the Company for the sole purpose of determining whether the contents represent a message to our directors. Any contents that are not in the nature of advertising or promotions of a product or service, or are not patently offensive material, will be forwarded promptly to the addressee. In the case of communications to the Board or any group or committee of directors, the executive officers will make sufficient copies of the contents to send to each director who is a member of the group or committee to which the envelope is addressed.

PROPOSAL NO. 1: ELECTION OF CLASS III DIRECTOR

General

Our Amended and Restated Bylaws (the “Bylaws”) divide our Board into three classes with the terms of office of each class ending in successive years. Our Bylaws empower our Board to fix the exact number of directors and appoint persons to fill any vacancies on the Board.

Following a recommendation from the Corporate Governance Committee, our Board has nominated Barbara Sinsley for election as a Class III director of the Company to serve a three-year term to expire at the annual meeting of shareholders in 2027.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE ELECTION OF

THE NOMINEE AS A DIRECTOR OF THE COMPANY.

The nominee has consented to being named as a director nominee in this Proxy Statement and has agreed to serve for the three-year term to which she has been nominated, if elected. It is the intention of the persons named as proxies, subject to any direction to the contrary, to vote in favor of the candidate nominated by the Board. We know of no reason why the nominee is unable to serve as a director. If the nominee is unable to serve, your proxy may vote for another nominee proposed by the Board, or the Board may reduce the number of directors to be elected. If any director resigns, dies or is otherwise unable to serve out his term, or if the Board increases the number of directors, the Board may fill the vacancy.

We have set forth below information with respect to the nominee for election as director proposed by the Company and the other directors whose terms of office as directors will continue after the Annual Meeting. There are no arrangements or understandings between any director and any other person pursuant to which any director was or is selected as a director or nominee.

Nominee for Election at this Annual Meeting (To Term Expiring in 2027)

Barbara Sinsley, age 61, has served as a Class III director of the Company since she was appointed by the Board in June 2020. Ms. Sinsley specializes in working with technology and fintech platform service providers focused in payments, security, compliance, and data privacy. Ms. Sinsley currently serves as Chief Legal Officer and is on the Board of Directors for meldCX USA Inc., a commercial app building company. Previously, Ms. Sinsley was the General Counsel and Chief Compliance Officer of FactorTrust Inc., a credit reporting agency sold to TransUnion. Ms. Sinsley has worked closely with the CFPB, Federal Trade Commission and state legislatures to craft legislation and solutions for the consumer finance industry and consumers.

Directors With Terms of Office That Will Continue After This Meeting

Directors With Terms Expiring in 2025

Samuel L. Shimer, age 60, was appointed as a Class I director in April 2001 and was appointed as Chairman of the Board in March 2020. Mr. Shimer has extensive expertise in mergers and acquisitions, including transactions that occurred while he was an officer of the former parent of the Company, Street Capital, where he was initially employed as a Senior Vice President, Mergers & Acquisitions and Business Development in July 1997. He was appointed Managing Director in February 2000, and he terminated his employment with the Company in February 2004. Mr. Shimer is currently Managing Director of SLC Capital Partners, LLC, a private equity fund management company that he co-founded in 2010. Mr. Shimer additionally serves on the board of two private companies. Mr. Shimer earned a Bachelor of Science in economics from The Wharton School of the University of Pennsylvania, and a Master of Business Administration degree from Harvard Business School.

Kelly Sharpe, age 59, has served as a Class I director of the Company since November 2020. Ms. Sharpe brings over 25 years of extensive financial, operational and senior management experience in both public and private venture backed high growth companies. She also has valuable expertise across several industries including many years in the Industrial Asset and Valuation sector at DoveBid Inc., helping to guide the growth of that company’s revenue 10X in the first three years of operation. Ms. Sharpe started her career in public accounting with KPMG International in the San Francisco Bay Area. She currently serves as President of Exec Xcel Inc., an executive consulting and coaching company. Previously Ms. Sharpe held executive positions as CEO of Sharpe Energy Services in the energy sector, Chief Financial Officer for Openwave Mobility and Chief Financial Officer of Openwave Messaging in the mobile telecommunications Industry, and Chief Financial Officer for Carrier IQ, Inc., a provider of mobile service intelligence solutions to the wireless industry. Ms. Sharpe graduated from Clarkson University in New York with a Bachelor of Science degree in Accounting and Law and holds an AAS degree from the State University of New York - Canton.

Ross Dove, age 71, the Chief Executive Officer and President of the Company, was appointed by the Board as a Class I director in May 2015. Mr. Dove was appointed our Chief Executive Officer in May 2015 and has served as Co-Managing Partner of Heritage Global Partners, Inc., a Company subsidiary (“HGP”) since its founding in October 2009. Together with his brother, Kirk Dove, Mr. Ross Dove joined our company when HGI acquired HGP in February 2012. Mr. Dove began his career in the auction business over thirty years ago, beginning with a small family-owned auction house and helping to expand it into a global firm, DoveBid, which was sold to a third party in 2008. The Messrs. Dove remained as global presidents of the business until September 2009, and then formed HGP in October 2009. During his career, Mr. Dove has been actively involved with advances in the auction industry such as theatre-style auctions, which was a first step in migrating auction events onto the Internet. Mr. Dove has been a member of the National Auctioneers Association since 1985, and a founding member of the Industrial Auctioneers Association. He served as a director of Critical Path from January 2002 to January 2005 and has served on the boards of several venture funded companies. Ross Dove is the brother of Kirk Dove and uncle of Nicholas Dove.

Directors With Terms Expiring in 2026

Michael Hexner, age 71, has served as a Class II director of the Company since August 2016. Mr. Hexner has expertise and extensive experience in executive leadership with growing businesses. Mr. Hexner co-founded Wheel Works in 1976, and grew the business, as its Chief Executive Officer, to become the largest independent tire chain in the United States. Mr. Hexner was the co-founder of Pacific Leadership Group in 2001, served as the Chairman and Chief Executive Officer of both SmartPillars and DealerFusion, was President of the Northern California Golf Association and Co-Founder and President of Youth on Course. Mr. Hexner currently serves as COO of LeadLander, special advisor to the CEOs of Laboratory Equipment Company, and Rondo Energy and is managing partner for The Lane. Mr. Hexner received a Bachelor of Arts in Political Science from Williams College, completed an executive management program at The Haas School of Business of the University of California, is a certified FINRA arbitrator and received a master’s degree in negotiation and dispute resolution from Creighton University.

David Ludwig, age 67, was appointed by the Board as a Class II director in March 2021 to fill the vacancy created by the resignation of Allan Silber. Mr. Ludwig currently serves as the President of Heritage Global’s Financial Assets division, which comprises the Company’s National Loan Exchange (“NLEX”) and Heritage Global Capital subsidiaries. He joined Heritage Global in 2014 with the Company’s acquisition of NLEX, which he developed from its start as a post-Resolution Trust Corporation (RTC) sales outlet to the nation’s leading broker of charged-off credit card and consumer debt accounts. With more than 25 years of experience in the financial industry, Mr. Ludwig is considered a leading pioneer in the debt sales industry, and has been a featured speaker at many industry conferences. He has also been quoted in numerous publications including the New York Times, LA Times, Collections and Credit Risk, Collector Magazine, and serves as consultant and expert witness within the industry. Since introducing NLEX to financial institutions in the early 1990s, Mr. Ludwig has supervised the sale of over 5,000 portfolios with face value of $150 billion. Mr. Ludwig holds a Bachelor of Science Degree in Economics from the University of Illinois.

William Burnham, age 53, was appointed by the Board as a Class II director in March 2023. Mr. Burnham has extensive investing and capital markets experience as an institutional investor, venture capitalist and public equity analyst. Mr. Burnham is currently the Managing Member of Inductive Capital LP, a technology-focused investment fund which he founded in 2006. Prior to Inductive, Mr. Burnham was a venture capital investor at both SOFTBANK Capital Partners and Mobius Venture Capital, and prior to that a senior equity research analyst at Credit Suisse First Boston, Deutsche Morgan Grenfell, and Piper Jaffray. Over the course of his investment career, Mr. Burnham has served on a numerous public and private company boards in both the United States and Canada. He currently serves as a Director of TrustCloud Inc. and is a Board Advisor to Abine Inc., both of which are focused on the cybersecurity industry. Prior to his investing career, Mr. Burnham was a Senior Associate at the management consulting firm of Booz, Allen & Hamilton. He attended Washington University where he graduated Summa Cum Laude, Phi Beta Kappa.

Diversity Matrix

The following table summarizes certain self-identified characteristics of our directors, in accordance with Nasdaq Listing Rules 5605(f) and 5606. Each term used in the table has the meaning given to it in the rule and related instructions.

Heritage Global Inc. Board Diversity Matrix as of April 23, 2024

Board Size:
Total Number of Directors	7
Gender Identity:	Female	Male	Non-Binary	Did Not Disclose
Directors	2	5	—	—
Demographic Background
African American or Black	—	—	—	—
Alaskan Native or Native American	—	—	—	—
Asian	—	—	—	—
Hispanic or Latinx	—	—	—	—
Native Hawaiian or Pacific Islander	—	—	—	—
White	2	5	—	—
Two or More Races or Ethnicities	—	—	—	—
LGBTQ+	—	—	—	—
Did Not Disclose Demographic Background	—	—	—	—

CORPORATE GOVERNANCE

Overview

In General

Our Board has adopted corporate governance policies, including a Code of Conduct (“Code of Conduct”), corporate governance guidelines and charters for each of our Compensation Committee, Audit Committee, and Corporate Governance Committee. The full text of our Code of Conduct and each committee charter is available in the Investor Relations-Corporate Profile & Governance section of our internet website located at www.hginc.com. A copy of the Code of Conduct is also available in print, free of charge, to any shareholder who requests it by writing to Heritage Global Inc., 12625 High Bluff Drive, Suite 305, San Diego, California, 92130. We intend to post amendments to or waivers, if any, from our Code of Conduct at this location on our website, in each case to the extent such amendment or waiver would otherwise require the filing of a Current Report on Form 8-K pursuant to Item 5.05 thereof. Information contained on our website is not a part of this Proxy Statement and the inclusion of our website address in this Proxy Statement is an inactive textual reference only.

In addition, you may request copies of the Code of Conduct and the committee charters by contacting the Company using the following information:

Telephone: (203) 972-9200

E-mail: investorrelations@hginc.com

Other Corporate Governance Highlights

•
Only independent directors serve on our Audit and Corporate Governance Committees, and our Compensation Committee is composed solely of outside directors.
•
Our Audit Committee appoints, determines the compensation of, and oversees, the work of our independent auditors. It also has the authority to retain outside advisors.
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Our Compensation Committee evaluates the performance of the Chief Executive Officer and other senior executives based on corporate goals and objectives, and determines and approves their compensation levels based on this evaluation and in accordance with any applicable employment agreement then in effect.
•
Our Code of Conduct is applicable to all members of our Board, officers, employees and our subsidiaries. The Code of Conduct addresses, among other things, legal compliance, conflicts of interest, corporate opportunities protection and proper use of Company assets, confidential and proprietary information, integrity of records, compliance with accounting principles and relations with government agencies.
•
Under our Code of Conduct, directors, employees and officers are required to report service as a director, officer, employee or consultant to any supplier or customer of the Company. The Company may prohibit membership by officers or employees on any board of directors or trustees where such membership might conflict with the best interests of the Company.
•
Our Code of Conduct includes policies with respect to insider trading, applicable to all directors, officers and employees, their family members and entities controlled by them, which prohibits, among other things, trading in securities of the Company or others while in possession of material non-public information.
•
We do not have a shareholder rights plan.

Board of Directors

Our Board oversees our business and monitors the performance of management. The Board is not involved in day-to-day operations. The directors keep themselves informed by discussing matters with the President and Chief Executive Officer, other key executives and our principal external advisors such as legal counsel, outside auditors, investment bankers and other consultants, by reading the reports and other materials that we send them regularly and by participating in Board and committee meetings.

The Board meets quarterly to review the Company’s operating results, annually to review and approve the Company’s strategy and budget, and periodically throughout the year as necessary. Material matters such as acquisitions and dispositions, investments and business initiatives are approved by the full Board. The Board met four times during 2023. All directors attended 100% of the aggregate number of meetings of the Board and committees of the Board of which they were a member held during the year ended December 31, 2023.

Director Independence

Our Board has affirmatively determined that each director other than Messrs. Dove and Ludwig are “independent,” as defined by the Nasdaq Stock Market Rules. Under the Nasdaq Stock Market Rules, a director can be independent only if the director does not trigger a categorical bar to independence and our Board affirmatively determines that the director does not have a relationship which, in the opinion of our Board, would interfere with the exercise of independent judgment by the director in carrying out the responsibilities of a director.

Board Leadership Structure

The Board regularly considers the appropriate leadership structure for the Company and has concluded that the Company should maintain flexibility to select our Chairman and Board leadership structure from time to time. Thus, the Company does not have a formal policy with respect to separation of the offices of Chairman of the Board and Chief Executive Officer. The Company’s Restated By-laws permit the Board to choose a Chairman of the Board from among its members, and the position of Chairman of the Board is currently held by Samuel L. Shimer. The directors believe that, at the Company’s current stage, Mr. Shimer’s history with the Company, combined with his knowledge of its operations and strategic goals, make him qualified to serve as Chairman of the Board. In addition, the Board does not believe, based on the Company’s current size and scale of operations, a lead independent director is necessary to effectively oversee the Company’s strategic priorities. The positions of President and Chief Executive Officer of the Company are currently held by Ross Dove. The directors believe that, at the Company’s current stage, Mr. Dove’s in-depth knowledge of the Company’s operations, strategic goals, and expansive industry experience make him qualified to serve as Chief Executive Officer. The Board believes that this governance structure, which separates the Chairman and Chief Executive Officer roles, promotes balance between the Board’s independent authority to oversee our business and the Chief Executive Officer and his management team who manage the business on a day-to-day basis.

Committees of the Board

The Board has established an Audit Committee, a Compensation Committee, and a Corporate Governance Committee. Our Audit Committee, Compensation Committee, and Corporate Governance Committee consist exclusively of members with whom the Board has affirmatively determined qualify as independent directors under the applicable requirements of the Nasdaq Stock Market Rules. All of our committee charters are available on the Investor Relations page of our website, www.hginc.com.

Audit Committee

The Audit Committee is composed entirely of directors whom the Board has affirmatively determined are independent as defined by the Nasdaq Stock Market Rules and Rule 10A-3 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). The members of the Audit Committee are Kelly Sharpe, Samuel Shimer and William Burnham. Ms. Sharpe serves as chair of the Audit Committee.

The Board has also determined that each member of the Audit Committee satisfies the financial literacy requirements of the Nasdaq Stock Market Rules and that Ms. Sharpe is an “audit committee financial expert,” as that term is defined under Item 407(d) of Regulation S-K. In making its determination that Ms. Sharpe qualifies as an “audit committee financial expert,” the Board considered her education and the nature and scope of Ms. Sharpe’s prior experience. The members of the Audit Committee are reviewed at least annually by the Board.

The primary purpose of our Audit Committee is to oversee the integrity of our financial statements, our financial reporting process, the independent accountants’ qualifications and independence, the performance of the independent accountants and our compliance with legal and regulatory requirements on behalf of our Board. In particular, our Audit Committee performs the following key functions, among others:

•
reviewing our financial statements, reports, earnings press releases and other financial information (including internal procedures used in the preparation thereof) in conjunction with management and the independent auditor;

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appointing our independent auditor and approving all audit and engagement compensation and terms, as well as all permitted non-audit services by our independent auditors, and meeting with our independent auditors to review and discuss certain financial measures;
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reviewing the adequacy and effectiveness of our internal controls regarding accounting and financial matters;
•
reviewing and addressing conflicts of interests of directors and executive officers; and
•
reporting regularly to the full Board.

The Audit Committee met four times in 2023.

Compensation Committee

The Compensation Committee is composed entirely of directors who are independent as defined by the Nasdaq Stock Market Rules. The members of the Compensation Committee are Samuel Shimer and Michael Hexner, with Mr. Hexner serving as chair of the Compensation Committee.

The principal responsibilities of our Compensation Committee are to assist our Board by ensuring that our officers and key executives are compensated in accordance with our total compensation objectives and policies and to develop and implement these objectives and policies. In particular, the Compensation Committee is responsible for the following key functions, among others:

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reviewing and approving corporate goals and objectives of executive compensation; and
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evaluating and approving the compensation and benefits of our executive officers, and approving compensation for new executive officers hired.

For additional information regarding the committee’s processes and procedures for considering and determining executive compensation, including the role, if any, of executive officers in determining the amount or form of executive compensation, see “Compensation Discussion and Analysis” below.

The Compensation Committee met four times in 2023.

Corporate Governance Committee

The Corporate Governance Committee is composed entirely of directors who are independent, as defined by the Nasdaq Stock Market Rules. The members of the Corporate Governance Committee are Barbara Sinsley and Michael Hexner. Ms. Sinsley serves as chair of the Corporate Governance Committee.

The purpose of our Corporate Governance Committee is to assist in shaping the corporate governance of the Company, and to exercise general oversight with respect to nominations to, and the governance of, the Board and related federal securities laws matters. The primary responsibilities of the Corporate Governance Committee include:

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taking a leadership role in shaping the Company’s corporate governance policies and practices;
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reviewing the Corporation’s Code of Conduct;
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recommending the slate of director nominees for election to the Board at the annual meeting of shareholders;
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identifying and recommending candidates to fill vacancies occurring between annual shareholder meetings;
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interacting with management and reporting to the Board regarding cybersecurity risk management; and
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overseeing management’s development and succession planning.

The Corporate Governance Committee met four times in 2023.

Risk Oversight

Together with the Board’s standing committees, the Board is responsible for ensuring that material risks are identified and managed appropriately. The various committees appointed by the Board have, within their oversight responsibilities, the obligation to assess for, and initiate mitigating actions to, specific areas of risk within their committee expertise. Each committee regularly reports to the Board.

As part of its responsibilities as set forth in its charter, the Audit Committee is responsible for overseeing the quality and integrity of the Company’s financial statements and other financial information, financial reporting process, internal controls, procedures for financial reporting and the internal audit function. In addition, the Audit Committee is in consultation with the Company's outside auditors to assure the Audit Committee has reasonably assessed financial reporting risks generally, as well as those unique to the Company, and to ensure a proper mitigation of potential risks so identified.

The Compensation Committee considers risk in connection with its design of compensation programs for Company executives. Considerations include a periodic review of the Company's compensation plans to assure that individual compensation is structured to incentivize against overall risk.

The Board and its committees regularly review material operational, cybersecurity and compliance risks with senior management, and strive to provide an open avenue of communication among the Company’s independent auditor and management as a means to anticipate, identify and address any potential risk.

Responsibility for cybersecurity risk management is shared by management, the Board, and its Corporate Governance Committee. To more effectively prevent, detect and respond to information security threats, the Company has established a Management Cybersecurity Committee (MCC) consisting of the Chief Financial Officer, the Executive Vice President, General Counsel and Secretary, the Chief Marketing Officer, business unit leaders, the third-party IT consultant, and other internal and external IT resources. The MCC regularly reports to the Corporate Governance Committee, which in turn reports to the Audit Committee and the Board. The Board also receives an annual update from our senior leadership on cybersecurity and information security matters. The Corporate Governance Committee regularly briefs the Board on these matters, and the Board also receives periodic briefings on cyber threats to enhance our directors’ awareness on cybersecurity and information security issues

Director Nomination Process

The Corporate Governance Committee has responsibility for the director nomination process. The Corporate Governance Committee identifies potential nominees for directors from various sources, including recommendations by management and other Board members. The Corporate Governance Committee then reviews the appropriate skills and characteristics required of Board members in the context of the current composition of the Board. The Corporate Governance Committee considers, among other things, a potential director’s independence and conflicts of interests, character and integrity, financial literacy, education and business experience and available time to devote to Board matters. The Corporate Governance Committee seeks candidates from diverse business and professional backgrounds with outstanding integrity, achievements, judgment and such other skills and experience that would enhance the Board’s ability to serve the long-term interests of our shareholders. In addition, the Corporate Governance Committee has made a concerted effort in recent years to identify female candidates. The Corporate Governance Committee considers diversity as one of a number of factors in identifying nominees for director. The Committee views diversity broadly to include diversity of experience, skills and viewpoint, as well as other diversity concepts such as race, gender and disability. The Corporate Governance Committee’s objective is to assemble a slate of directors that can best fulfill the Company’s goals and promote the interests of shareholders. The Corporate Governance Committee believes these practices have been effective.

The Corporate Governance Committee will consider a shareholder’s recommendation for director, but the Corporate Governance Committee has no obligation to nominate such candidates for election by the Board. Assuming that appropriate biographical and background material is provided for candidates recommended by shareholders, the Corporate Governance Committee will evaluate those candidates by following substantially the same process and applying substantially the same criteria as for candidates recommended by other sources. If a shareholder has a suggestion for candidates for election, the shareholder should mail it to: Secretary, Heritage Global Inc., 12625 High Bluff Drive, Suite 305, San Diego, California, 92130. No person recommended by a shareholder will become a nominee for director and be included in the Company’s Proxy Statement unless the Corporate Governance Committee recommends, and the Board approves, such person.

If a shareholder desires to nominate a person for election as director at a shareholders’ meeting, that shareholder must comply with Article V, Section 8 of the Company’s Restated By-laws as described below under “Shareholder Proposals for the 2025 Annual Meeting of Shareholders.”

CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS

As part of the operations of NLEX, the Company leases office space in Edwardsville, IL that is owned by Mr. Ludwig, Director and President of the Company’s Financial Assets division (which encompasses NLEX). The total amount paid to the related party was approximately $113,000 and $109,000 for the fiscal years ended December 31, 2023 and 2022, respectively, and is included in selling, general and administrative expenses in the consolidated statements of income included in our Annual Report on Form 10-K. All of the payments in both 2023 and 2022 were made to Mr. Ludwig.

The Company employs certain immediate family members of Management who are eligible to participate in benefit programs generally available to employees. Alexander Dove, HGP Vice President of Operations, and Grayson Dove, HGP Director of Operations, are both sons of Ross Dove, Chief Executive Officer. In 2023 and 2022, Alexander Dove received total compensation of $180,000 and $203,153, respectively. In 2023 and 2022, Grayson Dove received total compensation of $163,004 and $154,994, respectively. Thomas Ludwig, NLEX General Counsel and Senior Vice President, is the son of David Ludwig, President of Heritage Global’s Financial Assets division, and received total compensation of $1,772,068 and $484,995 in 2023 and 2022, respectively. Each of these employees received total compensation in 2024 through the date hereof at approximately the same rate as 2023. Additionally, Kirk Dove, the brother of Ross Dove and the father of Nicholas Dove, President, Industrial Assets division, is a Senior Advisor to the Company and received total compensation of $214,029 in both 2023 and 2022, and has been compensated at approximately the same rate during 2024.

While the Board currently does not have a written policy with respect to approval of transactions with related parties, it is the policy of the Board to approve any transactions with related persons through the full Board or a committee of independent directors. Any approvals would be reflected in the minutes of the meeting of the Board at which the Board approved the transaction. We have adopted a written policy, however, on conflicts of interest, which appears in our Code of Conduct. The Code of Conduct states that a “conflict of interest” exists when any relationship, influence or activity of an officer, director or employee might impair, or have the appearance of impairing, his/her ability to make objective and fair decisions when performing his/her job. Under the Code of Conduct, officers, directors and employees are to avoid actual conflicts of interest, but also to avoid the appearance of a conflict. Transactions or relationships that may reasonably be expected to give rise to conflicts of interest are not permitted. Potential, apparent or actual conflicts of interest must be reported to management.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth, as of April 8, 2024 and based on 37,336,392 shares of common stock and 563 shares of Series N preferred stock issued and outstanding, information regarding beneficial ownership of our common stock and Series N Preferred Stock by the following:

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each person, or group of affiliated persons, who is known by us to beneficially own 5% or more of any class of our voting securities;
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each continuing director;
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each of our named executive officers; and
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all continuing directors and executive officers as a group.

Beneficial ownership is determined according to the rules of the SEC. Beneficial ownership means that a person has or shares voting or investment power of a security, and includes shares underlying options and warrants that are currently exercisable or exercisable within sixty (60) days after the measurement date. The information in the table below is based on information supplied by our directors and executive officers and public filings.

Except as otherwise indicated, we believe that the beneficial owners of the common stock and Series N Preferred Stock listed below have sole investment and voting power with respect to their shares, except where community property laws may apply. Unless otherwise indicated, we deem shares of common stock subject to options that are exercisable within sixty (60) days of April 8, 2024 to be outstanding and beneficially owned by the person holding the options for the purpose of computing percentage ownership of that person, but we do not treat them as outstanding for the purpose of computing the ownership percentage of any other person. We are not aware of any arrangements, including any pledge by any person of securities of the registrant or any of its parents, the operation of which may at a subsequent date result in a change of control of the registrant.

Name and Address of Beneficial Owner (1)	Number of Shares Beneficially Owned (2)		Percentage of Common Stock Beneficially Owned
Punch & Associates Investment Management, Inc.	2,768,005	(3)	7.4%
Topline Capital Partners, LP	2,424,680	(4)	6.5%
The Vanguard Group	1,893,646	(5)	5.1%
Ross Dove	2,302,656		6.2%
David Ludwig	1,114,304	(6)	3.0%
Samuel L. Shimer	315,000	(7)	*%
Michael Hexner	294,604	(8)	*%
Nicholas Dove	200,000	(9)	*%
Barbara Sinsley	80,050	(10)	*%
Kelly Sharpe	74,550	(11)	*%
William Burnham	30,000		*%
All Executive Officers and Directors as a Group (10 people)	4,814,953		12.8%
____________________
*	% Indicates less than one percent.
(1)

Unless otherwise noted, each person or entity named as beneficial owner has sole voting and dispositive power with respect to the shares of stock owned by each of them. Unless otherwise noted, all addresses are c/o Heritage Global Inc. 12625 High Bluff Drive, Suite 305, San Diego, California, 92130.

(2)

As to each person or entity named as beneficial owners, that person’s or entity’s percentage of ownership is determined based on the assumption that any options or convertible securities held by such person or entity which are exercisable or convertible within sixty (60) days of April 8, 2024, have been exercised or converted, as the case may be.

(3)

Unrelated third party with beneficial ownership greater than 5.0%, based solely upon a Schedule 13G/A filed on February 13, 2023 with the SEC by Punch & Associates Investment Management, Inc., which has sole voting power and sole dispositive power with respect to 2,768,005 shares. The address for the reporting person is 7701 France Ave. So., Suite 300, Edina, MN 55345.

(4)

Unrelated third party with beneficial ownership greater than 5.0%, based solely upon a Schedule 13G/A filed on February 12, 2024 with the SEC by Topline Capital Partners, L.P., which has sole dispositive power with respect to 2,424,680 shares. The address for the reporting person is 544 Euclid Street, Santa Monica, CA 90402.

(5)

Unrelated third party with beneficial ownership greater than 5.0%, based solely upon a Schedule 13G filed on February 13, 2024 with the SEC by The Vanguard Group, which has sole voting power and sole dispositive power with respect to 1,882,877 shares and shared dispositive power with respect to 10,769 shares. The address for the reporting person is 100 Vanguard Blvd., Malvern, PA 19355.

(6)	Includes shares of common stock issuable pursuant to options. Mr. Ludwig’s address is c/o National Loan Exchange Inc., 10 Sunset Hills Professional Center, Floor 1, Edwardsville, IL 62025.
(7)	Includes 2,500 shares of common stock issuable pursuant to options.
(8)	Includes 62,500 shares of common stock issuable pursuant to options.
(9)	Includes 100,000 shares of common stock issuable pursuant to options.
(10)	Includes 18,750 shares of common stock issuable pursuant to options.
(11)	Includes 18,750 shares of common stock issuable pursuant to options.

INFORMATION ABOUT OUR EXECUTIVE OFFICERS

The Company’s executive officers as of April 23, 2024, are:

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Ross Dove
•
Brian Cobb
•
James Sklar
•
David Ludwig
•
Nicholas Dove

Ross Dove, age 71, currently serves as a Class I director and the Chief Executive Officer and President of the Company. Mr. Ross Dove was appointed our Chief Executive Officer in May 2015 and has served as Co-Managing Partner of Heritage Global Partners, Inc., a Company subsidiary (“HGP”) since its founding in October 2009. Together with his brother, Kirk Dove, Mr. Ross Dove joined our company when HGI acquired HGP in February 2012. Mr. Dove began his career in the auction business over thirty years ago, beginning with a small family-owned auction house and helping to expand it into a global firm, DoveBid, which was sold to a third party in 2008. The Messrs. Dove remained as global presidents of the business until September 2009, and then formed HGP in October 2009. During his career, Mr. Dove has been actively involved with advances in the auction industry such as theatre-style auctions, which was a first step in migrating auction events onto the Internet. Mr. Dove has been a member of the National Auctioneers Association since 1985, and a founding member of the Industrial Auctioneers Association. He served as a director of Critical Path from January 2002 to January 2005 and has served on the boards of several venture funded companies. Ross Dove is the brother of Kirk Dove and uncle of Nicholas Dove.

Brian Cobb, age 40, currently serves as our Chief Financial Officer and has served in such capacity since May 2022. Prior to his appointment, Mr. Cobb served as the Company’s Vice President of Finance and principal financial officer, and held the positions of Corporate Controller and Director of Financial Reporting since starting with the Company in July 2017. Before joining the Company, Mr. Cobb was a manager in the assurance practice of PricewaterhouseCoopers. Mr. Cobb received a Bachelor of Science from the College of Business Administration at California State University San Marcos.

James Sklar, age 58, currently serves as our Executive Vice President, General Counsel, and Secretary and has served in such capacities since May 2015. From June 2013 to May 2015, Mr. Sklar served as the Executive Vice President and General Counsel of Heritage Global Partners, Inc. Mr. Sklar has more than three decades of relevant legal expertise serving leading worldwide asset advisory and auction services firms. Throughout his career, Mr. Sklar has played a key role in establishing relationships with global alliance partners and implementing international contracts as well as expanding the adoption of the auction sale process in North America, Europe, Asia and Latin America. Mr. Sklar is responsible for all of the Company’s legal matters including negotiating global transactional business alliance documents, managing relationships and contracts with worldwide clients and business partners, and providing legal representation for all of the Heritage Global companies. Mr. Sklar received a Bachelor of Science in economics from the Wharton School of the University of Pennsylvania and a Juris Doctorate from Wayne State University Law School.

David Ludwig, age 67, currently serves as a Class II director and as the President of Heritage Global’s Financial Asset division, which comprises the Company’s National Loan Exchange (“NLEX”) and Heritage Global Capital subsidiaries. He joined Heritage Global in 2014, with the Company’s acquisition of NLEX, which he developed from its start as a post-Resolution Trust Corporation (RTC) sales outlet to the nation’s leading broker of charged-off credit card and consumer debt accounts. With more than 25 years of experience in the financial industry, Mr. Ludwig is considered one of the pioneers in the debt sales industry, and has been a featured speaker at many industry conferences. He has also been quoted in numerous publications including the New York Times, LA Times, Collections and Credit Risk, Collector Magazine, and serves as consultant and expert witness within the industry. Since introducing NLEX to financial institutions in the early 1990’s, Mr. Ludwig has supervised the sale of over 5,000 portfolios with face value of $150 billion. Mr. Ludwig holds a Bachelor of Science Degree in Economics from the University of Illinois.

Nicholas Dove, age 34, currently serves as President, Industrial Assets Division of the Company and has served in such capacity since September 2020. From July 2017 to September 2020, Mr. Dove previously served as Executive Vice President of Sales of Heritage Global Partners since August 2017. From July 2012 to July 2017, Mr. Dove served as one of Heritage Global Partners’ Directors of Sales. Mr. Dove is a licensed auctioneer in multiple states, is a member of the Board of Directors of the Industrial Auctioneers Association and graduated Cum Laude from the W.P. Carey School of Business at Arizona State University. Mr. Dove is the son of Kirk Dove and nephew of Ross Dove.

EXECUTIVE COMPENSATION

Compensation Discussion and Analysis

The following sections provide an explanation and analysis of our executive compensation program and the material elements of total compensation paid to each of our named executive officers. Included in the discussion is an overview and description of:

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our compensation philosophy and program;
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the objectives of our compensation program;
•
what our compensation program is designed to reward;
•
each element of compensation;
•
why we choose to pay each element;
•
how we determine the amount for each element; and
•
how each compensation element and our decision regarding that element fit into our overall compensation objectives and affect decisions regarding other elements, including the relationship between our compensation objectives and our overall risk management.

In reviewing our executive compensation program, we considered issues pertaining to policies and practices for allocating between long-term and currently paid compensation and those policies for allocating between cash and non-cash compensation. We also considered the determinations for granting awards, performance factors for our company and our named executive officers, and how specific elements of compensation are structured and taken into account in making compensation decisions. Questions related to the benchmarking of total compensation or any material element of compensation, the tax and accounting treatment of particular forms of compensation and the role of executive officers (if any) in the total compensation process also are addressed where appropriate. In addition to the named executive officers discussed below, we have 83 salaried employees as of April 8, 2024.

Named Executive Officers

Our named executive officers for the last completed fiscal year were as follows:

•
Ross Dove, President and Chief Executive Officer;
•
David Ludwig, President, Financial Assets division; and
•
Nicholas Dove, President, Industrial Assets division.

Overview of our Compensation Program and Compensation Philosophy and Objectives

We compensate our executive management through a combination of base salaries and profit-driven incentives. We adhere to the following compensation policies, which are designed to support the achievement of our business strategies:

•
Our executive compensation program should strengthen the relationship between compensation, both cash and equity-based, and performance by emphasizing variable, at-risk earnings that are dependent upon the successful achievement of specified corporate, business unit and individual performance goals.
•
Each executive’s total compensation is committed to long-term, at-risk compensation to focus management on the long-term interests of shareholders.
•
An appropriately balanced mix of at-risk incentive cash and equity-based compensation aligns the interests of our executives with that of our shareholders. The equity-based component promotes a continuing focus on building profitability and shareholder value.
•
Total compensation should enhance our ability to attract, retain, motivate and develop knowledgeable and experienced executives upon whom, in large part, our successful operation and management depends.
•
Total compensation should encourage our executives to ensure that the risks involved in any business decision align that executive’s potential personal return with maximal return to shareholders.

A core principle of our executive compensation program is the belief that compensation paid to executive officers should be closely aligned with our near- and long-term success, while simultaneously giving us the flexibility to recruit and retain the most qualified key executives. Our compensation program is structured so that it is related to our stock performance and other factors, both direct and indirect, which may influence long-term shareholder value and our success.

We utilize each element of executive compensation to ensure proper balance between our short- and long-term success as well as between our financial performance and shareholder return. In this regard, we believe that the executive compensation program for our named executive officers is consistent with our financial performance and the performance of each named executive officer. We have not utilized the services of compensation consultants in determining or recommending executive compensation, but may do so in the future.

Role of the Compensation Committee

Our Compensation Committee oversees and approves all compensation and awards made to our executive officers to the extent their compensation is not determined by preexisting employment agreements. The Compensation Committee reviews the performance and compensation of the executive officers and establishes their compensation accordingly, with consultation from others, including outside third-party consultants, when appropriate.

Elements of Our Named Executive Officer Compensation Program

The compensation we provide to our named executive officers is primarily comprised of three elements consisting of base salary, bonuses and equity incentive grants. We believe that offering these elements of compensation allows us to meet each of the objectives of our compensation philosophy, as well as to remain competitive with the market for acquiring executive talent. We also provide our named executive officers with certain other benefits and perquisites that are discussed below under “Other Compensation.”

Base Salary

Unless specified otherwise in an employment agreement, the base salaries of our named executive officers are evaluated periodically. In evaluating appropriate pay levels and salary increases for such officers, the Compensation Committee uses a subjective analysis considering achievement of our strategic goals, level of responsibility, individual performance, and internal equity and external pay practices. In addition, the Committee considers the scope of the executives’ responsibilities taking into account competitive market compensation for similar positions where available, as well as seniority of the individual, our ability to replace the individual and other primarily judgmental factors deemed relevant by our Board and Compensation Committee. Mr. Ross Dove’s annual base salary was $425,000 in 2023 and 2022. Mr. David Ludwig’s annual base salary remained the same at $400,000. Mr. Nicholas Dove’s annual base salary increased from $200,000 in 2022 to $250,000 in 2023 pursuant to the terms of Mr. Dove’s Employment Agreement, effective as of January 1, 2023.

Performance Based Compensation

Performance based awards are designed to focus management attention on key operational goals for the current fiscal year. Our executives may earn performance based compensation based upon achievement of their specific operational goals and achievement by us or our business unit of financial targets. Cash awards are distributed based upon the Company and the individual meeting performance criteria objectives. The final determination for all payments is made by our Compensation Committee based on a subjective analysis of the foregoing elements, except where the award is provided for in an employment agreement or other contractual obligation between the Company and the executive.

We set performance based compensation based on a subjective analysis of certain performance measures in order to maximize and align the interests of our officers with those of our shareholders. Although performance goals are generally standard for determining awards, we have and will consider additional performance rating goals when evaluating the performance based compensation structure of our executive management. In addition, in instances where the employee has responsibility over a specific area, performance goals may be directly tied to the overall performance of that particular area.

For the years 2023 and 2024, Mr. Ross Dove is eligible for a performance based award on the operating income of the Company, not including the amount of such award. Each year, the amount of such award may range from $30,000 (corresponding to operating income of $3,030,000 for such year) to $1,800,000 (corresponding to operating income of $23,750,000 or more for such year). If earned, the award will be paid 75% in cash, and 25% in restricted stock vesting nine months after the date of grant. The foregoing is conditioned upon Mr. Dove’s continued employment in good standing and is expected to constitute Mr. Dove’s entire performance based compensation for this period. In 2023, Mr. Dove earned a cash award of $675,520 and restricted stock valued at $225,173, granted on March 7, 2024.

Mr. David Ludwig was eligible to receive a performance incentive under the terms of the Addendum to the Employment Agreements of David and Tom Ludwig (the “Addendum”), effective on June 1, 2018. The Addendum provided that each calendar year NLEX would allocate 30% of its Net Operating Income and 20% of its Principal Net Operating Income for cash incentive awards to the employees of NLEX, including Mr. Ludwig. Such cash incentive awards were allocated among the NLEX employees, including Mr. Ludwig, based on Mr. Ludwig’s recommendation to our Board. In 2023, Mr. Ludwig earned a pro-rated cash incentive award pursuant to this arrangement of $584,726 for the period January 1, 2023 to May 31, 2023.

Mr. David Ludwig is eligible to receive a performance incentive under the terms of his Employment Agreement, effective on June 1, 2023. Mr. Ludwig’s employment agreement provides that Mr. Ludwig is entitled to receive a bonus each calendar year in an amount equal to 12% of the net operating income of the Financial Assets Division, subject to adjustment as set forth in Mr. Ludwig’s employment agreement. In 2023, Mr. Ludwig earned a cash bonus pursuant to this arrangement of $727,827 for the period June 1, 2023 to December 31, 2023.

Mr. Nicholas Dove is eligible to receive a performance incentive under the terms of his Employment Agreement, effective on January 1, 2023. Mr. Dove’s employment agreement provides that Mr. Dove is entitled to receive a bonus each calendar year in an amount equal to 10% of the net operating income of the Industrial Assets Division of the Company, subject to adjustment as set forth in Mr. Dove’s employment agreement. In 2023, Mr. Dove received a cash bonus pursuant to this arrangement of $698,017.

As Mr. Ross Dove’s, Mr. David Ludwig’s and Mr. Nicholas Dove’s performance based awards are closely tied to our profitability, we believe the bonus structure does not encourage inappropriate risk-taking on their part.

Equity Incentive Grants

In keeping with our philosophy of providing a total compensation package that favors at-risk components of pay, long-term incentives can comprise a significant component of our executives’ total compensation package. These incentives are designed to motivate and reward executives for maximizing shareholder value and encourage the long-term employment of key employees. Our objective is to provide executives with above-average, long-term incentive award opportunities.

We have traditionally used stock options as the predominant form of stock-based compensation. Stock options generally are granted at the prevailing market price on the date of grant and will have value only if our stock price increases. Grants of stock options generally are based upon our performance, the level of the executive’s position, and an evaluation of the executive’s past and expected future performance. We do not time or plan the release of material, non-public information for the purpose of affecting the value of executive compensation.

In 2022, at the Company's 2022 Annual Meeting of Shareholders, the Company's shareholders approved the 2022 Heritage Global Inc. Equity Incentive Plan (the “2022 Plan”), which replaced the Heritage Global Inc. 2016 Stock Option Plan (the “2016 Plan”), and authorized the issuance of an aggregate of 3.5 million shares of common stock for awards made after June 8, 2022. No equity incentive grants were made to any of our named executive officers during 2022 or 2023, except for the restricted stock earned by Mr. Ross Dove discussed above.

Other Compensation

In addition to the primary compensation elements discussed above, we provide our named executive officers with the following limited benefits and perquisites (which are described in more detail below in footnotes 2 and 3 to the 2023 Summary Compensation Table): the Company provided for the payment of an automobile allowance to Mr. Ross Dove in the amount of $14,029 for 2023 and 2022, and the Company provided for the payment of club membership dues for Mr. Ludwig in the amount of $8,695 for 2022. We consider these additional benefits to be a part of a named executive officer’s overall compensation. These benefits generally do not impact the level of other compensation paid to our named executive officers, due to the fact that the incremental cost to us of these benefits and perquisites represents a small percentage of each named executive officer’s total compensation package. We believe that these enhanced benefits and perquisites provide our named executive officers with support services that allow them to focus attention on carrying out their responsibilities to us and are synergistic with positively marketing the Company. In addition, we believe that these benefits and perquisites help us to be competitive and retain talented executives. There were no pension or change in control benefits in either 2023 or 2022.

Upon termination of employment by us without cause, Mr. Ross Dove is entitled to twelve months base salary and a pro rata share of the bonus payable in the fiscal year of termination. Any bonus payable is based on the termination date (provided that, as of the termination date, the performance criteria established with respect to the bonus for the fiscal year have been met), subject to certain conditions.

Upon termination of employment by us without cause, Mr. Ludwig is entitled to receipt of a pro rata share of the bonus payable in the fiscal year of termination and payment of the greater of (i) an amount equal to Mr. Ludwig’s annual base salary or (ii) an amount equal to 4% of the net amount of any revenues received by NLEX on forward flow contracts entered during Mr. Ludwig’s tenure with the Company for the twelve months succeeding Mr. Ludwig’s termination. Mr. Ludwig does not receive any compensation for his service as a director on our Board because he is employed by the Company.

Upon termination of employment by us without cause, Mr. Nicholas Dove is entitled to payment of the greater of (i) an amount equal to Mr. Dove’s annual base salary or (ii) any pro rata share of the bonus payable in the fiscal year of termination to Mr. Dove.

Say on Pay Analysis

At our 2021 Annual Meeting, we held an annual advisory vote on executive compensation, and approximately 18,858,002 shares were voted in favor of our named executive officer compensation for 2020. The Compensation Committee will continue to consider the results from our past and future advisory votes on named executive officer compensation, as well as periodic feedback from shareholders, when evaluating our compensation program. Furthermore, based on the results of the advisory vote held at our 2021 Annual Meeting on the frequency of advisory votes on executive compensation, we are holding an advisory vote to approve our named executive officer compensation at our 2024 Annual Meeting and intend to hold the next advisory vote to approve our named executive officer compensation at our 2027 Annual Meeting.

Anti-Hedging of Company Stock

The Company maintains an anti-hedging policy in its Code of Conduct. The Company’s policy prohibits directors, officers and employees, with respect to the Company’s stock, from trading on a short-term basis, engaging in short sales, or buying or selling puts or calls. Moreover, all transactions in the Company’s stock by directors and officers must be cleared by the Corporation’s Secretary. The Company believes that it is improper and inappropriate for its directors, officers and employees to engage in short-term or speculative transactions involving the Company’s stock.

Compensation Clawback

On November 7, 2023, our Board, acting on recommendation from our Audit Committee, approved the adoption of the Compensation Recoupment Policy (the “Recoupment Policy”) in accordance with the requirements of Exchange Act Rule 10D-1 and the corresponding Nasdaq listing standards. The Recoupment Policy, which applies to current and former executive officers, provides for the mandatory recoupment of erroneously awarded incentive-based compensation in the event of an accounting restatement due to the material noncompliance of the company with any financial reporting requirements under the securities laws, including any required accounting restatement to correct an error in previously issued financial statements that is material to the previously issued financial statements, or that would result in a material misstatement if the error were corrected in the current period or left uncorrected in the current period. The Recoupment Policy provides that promptly following such an accounting restatement, the Compensation Committee will determine the amount of the erroneously awarded compensation, which is the excess of the amount of incentive-based compensation received by current and former executive officers that exceeds the amount of incentive-based compensation that otherwise would have been received had it been determined based on the restated amounts, computed without regard to any taxes paid. Subject to certain exceptions in the Recoupment Policy, we will reasonably promptly require the recoupment of such erroneously awarded compensation from the applicable current and former executive officers. The Recoupment Policy provides that the Compensation Committee may determine, in its sole discretion, the method(s) for recouping any erroneously awarded incentive compensation, which may include taking any remedial and recovery actions permitted by applicable legal requirements and the rules and regulations of the Nasdaq, as determined by the Compensation Committee.

In addition, Section 304 of the Sarbanes-Oxley Act of 2002 requires the recovery of incentive awards in certain circumstances. If we are required to restate our financials due to material noncompliance with any financial reporting requirements as a result of misconduct, Section 304 of the Sarbanes-Oxley Act provides that our CEO and CFO will be required to reimburse us for (1) any bonus or other incentive- or equity-based compensation received during the 12 months following the first public issuance of the non-complying document, and (2) any profits realized from the sale of our securities during such 12 month period.

Compensation of Executive Officers

Summary Compensation Table

The following table provides information regarding the compensation earned by each of our named executive officers for the fiscal years ended December 31, 2023 and 2022.

Name and Principal Position	Year	Salary ($)	Non-Equity Incentive Plan Compensation ($)	Stock Awards ($)		Option Awards ($)	All Other Compensation ($)		Total ($)
Ross Dove	2023	425,000	675,520	146,142	(3)	—	14,029	(1)	1,260,691
President and Chief Executive Officer	2022	425,000	438,426	—		—	14,029	(1)	877,455
David Ludwig	2023	400,000	1,312,553	—		—	—		1,712,553
President, Financial Assets	2022	400,000	703,462	—		—	8,695	(2)	1,112,157
Nicholas Dove	2023	250,000	698,017	—		—	—		948,017
President, Industrial Assets	2022	200,000	908,525	—		—	—		1,108,525
____________________
(1)		This amount represents payment for an automobile allowance.
(2)		This amount represents membership dues paid on behalf of Mr. Ludwig.
(3)		This amount represents restricted common stock awards granted March 1, 2023 with a one-year vesting term.

Grant of Option Awards

No option grants were made to our named executive officers during 2023 and 2022.

Outstanding Equity Awards at Fiscal Year-End

The following table sets forth the detail of outstanding equity awards at December 31, 2023.

Name	Number of Securities Underlying Unexercised Options: Exercisable		Number of Securities Underlying Unexercised Options: Unexercisable		Option Exercise Price ($/Share)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested		Market Value of Shares or Units of Stock That Have Not Vested	Equity Incentive Plan Awards: Unearned Units of Stock Not Vested		Equity Incentive Plan Awards: Market Value of Unearned Units of Stock Not Vested
Ross Dove	—		—		N/A	N/A	—		—	76,850	(1)	$213,643
Ross Dove	—		—		N/A	N/A	—		—	76,850	(2)	$213,643
Ross Dove	—		—		N/A	N/A	57,764	(3)	$160,584	—		—
David Ludwig	21,250	(4)	—		$0.70	June 1, 2029	—		—	N/A		N/A
David Ludwig	33,750	(5)	11,250	(5)	$1.41	June 1, 2030	—		—	N/A		N/A
David Ludwig	20,000	(6)	20,000	(6)	$2.81	June 1, 2031	—		—	N/A		N/A
Nicholas Dove	100,000	(7)	100,000	(7)	$1.78	August 23, 2031	—		—	N/A		N/A
____________________
(1)

Mr. Dove is eligible to receive a restricted common stock award for 2024 performance. This award has no threshold. This eligible award has been estimated based on performance in 2023. The awards are expected to be granted in March 2025 and vest over one year.

(2)	The Company granted 76,850 shares of restricted common stock awards on March 7, 2024, calculated on 2023 achievement. This award has no threshold. The awards vest on March 7, 2025.
(3)	The Company granted 57,764 shares of restricted common stock awards on March 1, 2023, calculated on 2022 achievement. This award has no threshold. The awards vested on March 1, 2024.
(4)

The Company granted 42,500 options to purchase common stock in connection with an addendum to the Employment Agreement of David Ludwig (as described previously in “Grants of Plan-Based Awards”). The options vest 25% annually beginning on June 1, 2020.

(5)

The Company granted 45,000 options to purchase common stock in connection with an addendum to the Employment Agreement of David Ludwig (as described previously in “Grants of Plan-Based Awards”). The options vest 25% annually beginning on June 1, 2021.

(6)

The Company granted 40,000 options to purchase common stock in connection with an addendum to the Employment Agreement of David Ludwig (as described previously in "Grants of Plan-Based Awards").The options vest 25% annually beginning on June 1, 2022.

(7)	The Company granted 200,000 options to purchase common stock. The options vest 25% annually beginning on the first anniversary of the August 23, 2021 grant date.

There were no adjustments or changes in the terms of any of our option awards in 2023.

Pay Versus Performance

As required by Section 953(a) of the Dodd-Frank Act, we are providing the following information about the relationship between executive compensation actually paid and certain financial performance of the Company. For further information concerning our variable pay-for-performance philosophy and how we align executive compensation with our performance, refer to “Executive Compensation – Compensation Discussion and Analysis.”

Pay Versus Performance Tables

The following table presents, for each of the three most recent years:

•
Total compensation, as calculated in the Summary Compensation Table, for our CEO (“Principal Executive Officer” or “PEO”) and an average for our other Named Executive Officers (“Non-PEO NEOs”);
•
Compensation actually paid to the PEO and Non-PEO NEOs, an SEC prescribed calculation which adjusts total compensation for the items described below and which does not equate to realized compensation;
•
Our cumulative total shareholder return since the last trading day before the earliest year presented; and
•
Our net income.

Year	Summary Compensation Table Total for PEO (1) ($)	Compensation Actually Paid to PEO (2) ($)	Average Summary Compensation Table Total for Non-PEO NEOs (3) ($)	Average Compensation Actually Paid to Non-PEO NEOs (2) ($)	Value of Initial Fixed $100 Investment Based on TSR (4) ($)	Net Income ($)
(a)	(b)	(c)	(d)	(e)	(f)	(g)
2023	1,260,691	1,275,132	1,330,285	1,533,851	104.51	12,475,000
2022	877,455	877,455	1,110,341	1,217,941	88.35	15,493,000
2021	451,529	451,529	784,994	674,813	70.30	3,053,000

(1)
For the years 2023, 2022 and 2021, this is the total compensation, as disclosed in the Summary Compensation Table above, for PEO Mr. Ross Dove.
(2)
Compensation Actually Paid is the Summary Compensation Table total for the PEO (column (b) above) and Average Summary Compensation Table total for the Non-PEO NEOs (column (d) above), adjusted for the value of equity pursuant to Item 402(v)(2)(iii)(C) of Regulations S-K, and detailed in the table following.
(3)
For the years 2023, 2022 and 2021, this is the average total compensation, as disclosed in the Summary Compensation Table above, for our non-PEO NEOs Mr. David Ludwig and Mr. Nicholas Dove.
(4)
Total Shareholder Return. The value is based on a fixed investment of one hundred dollars in our common stock measured from the market close on December 31, 2020 (the last trading day of 2020) through and including the end of the fiscal year for each year reported in the table.

The following table presents compensation actually paid as determined by adjusting the Summary Compensation Table Total for the PEO (column (b) above) and Average Summary Compensation Table Total for the Non-PEO NEOs (column (d) above) for the value of equity pursuant to Item 402(v)(2)(iii)(C) of Regulations S-K:

	PEO			Non-PEO NEO (Average)
	2023	2022	2021	2023	2022	2021
Summary Compensation Table Total	$1,260,691	$877,455	$451,529	$1,330,285	$1,110,341	$784,994
Subtract: Grant date fair value of equity awards granted during the covered year	(146,143)	—	—	—	—	(161,290)
Add: Fair value as of end of covered year of equity awards granted during covered year that were outstanding and unvested as of end of covered year	160,584	—	—	—	—	9,000
Add: Change in fair value from end of prior year to end of current year for equity awards granted in prior years that were outstanding and unvested at end of current year	—	—	—	(356,884)	113,897	37,866
Add: Fair value as of vesting date of equity awards that were granted and vested in same year	—	—	—	—	—	—
Add: Change in fair value from end of prior year to vesting date of equity awards granted in prior years that vested in covered year	—	—	—	560,450	(6,297)	4,244
Subtract: Fair value at end of prior year of equity awards granted in prior years that failed to vest (forfeited) in covered year	—	—	—	—	—	—
Add: Dollar amount of dividends or other earnings paid on equity awards in covered year prior to vesting date that are not included in total compensation for covered year	—	—	—	—	—	—
Compensation Actually Paid	$1,275,132	$877,455	$451,529	$1,533,851	$1,217,941	$674,813

Analysis of the Information Presented in the Pay Versus Performance Table

Our Board and Compensation Committee generally seek to align the interests of stockholders with our named executive officers by incentivizing long-term performance and through the use of short-term cash incentives. Therefore, we do not specifically align our performance measures with “compensation actually paid” (as computed in accordance with Item 402(v) of Regulation S-K) for a particular year and the Compensation Committee did not consider this information in making its executive compensation decisions. Instead our executives were paid in both 2023, 2022 and 2021 based on the achievement of annual corporate goals, which are focused on driving growth in operating income and encouraging activities that support long-term performance of total stockholder return. In accordance with Item 402(v) of Regulation S-K, we are providing the following descriptions of the relationships between information presented in the Pay Versus Performance table.

Compensation Actually Paid and Net Income

The amount of compensation actually paid to our PEO and the average amount of compensation actually paid to our non-PEO NEOs increased from 2021 to 2022 and from 2022 to 2023. The Company's net income increased substantially from 2021 to 2022, and then decreased from 2022 to 2023. The Company does not look to net income as a performance measure for its executive compensation program and instead looks at operating income to evaluate the Company’s performance. From 2022 to 2023 the Company went from having net income of $15.5 million (which included a one time adjustment to our valuation allowance against our deferred tax assets of approximately $7.1 million) to a net income of $12.5 million. Without the adjustment to deferred tax assets, the Company would have had a net income of $8.4 million in 2022. The increase in compensation actually paid to our named executive officers year over year generally reflects cash bonuses for the achievement of annual corporate and strategic objectives.

Compensation Actually Paid and Cumulative Total Stockholder Return

The amount of compensation actually paid to our PEO and the average amount of compensation actually paid to our non-PEO NEOs increased from 2021 to 2022 and from 2022 to 2023, as did the Company's total stockholder return. We utilize several performance measures to align executive compensation with the Company’s performance, but historically have not used financial performance measures such as total shareholder return. As described under the Narrative to Summary Compensation Table section of this Proxy Statement, part of the compensation our NEOs are eligible to receive consists of annual performance based cash bonuses and equity awards that are designed to provide appropriate incentives to our executives to achieve defined annual corporate goals. The Board believes that the key performance measurement is operating income growth and we align our payment of incentives to our NEOs based on this metric, which the Company believes is the primary driver that would impact the Company’s enterprise valuation and therefore, ultimately, total stockholder return.

Compensation of Directors

In 2023, each director who is not an employee of the Company received a $25,000 cash retainer and a grant of 15,000 shares of restricted common stock vesting over twelve months (with the exception of Dove and Ludwig, who, as employees of the Company, do not receive compensation for their service as directors). In addition, the Chairman of the Board received a cash retainer of $75,000, the Chair of the Audit Committee received a cash retainer of $60,000, Audit Committee members who are not the Chair received a cash retainer of $5,000 and $1,000 for each meeting attended. Other committee chairpersons received a cash retainer of $6,000, and other non-chair committee members received a cash retainer of $3,000.

The following table sets forth the aggregate compensation for services rendered during fiscal 2023 by each person serving as a director:

Name	Fees Earned or Paid in Cash ($)	Stock Awards (1) ($)	Total ($)
Samuel L. Shimer	112,000	43,050	155,050
Michael Hexner	34,000	43,050	77,050
Barbara Sinsley	36,250	43,050	79,300
Kelly Sharpe	95,000	43,050	138,050
Shirley S. Cho (2)	21,000	—	21,000
William Burnham (3)	27,750	43,050	70,800
David Ludwig (4)	—	—	—
Ross Dove (4)	—	—	—
____________________
(1)

The value included in this column represents the grant date fair value of the option award computed in accordance with FASB ASC Topic 718. The number of restricted shares granted during 2023 for each of the directors listed in the table was as follow: Mr. Shimer — 15,000, Mr. Hexner — 15,000, Ms. Sinsley — 15,000, Ms. Sharpe — 15,000, Mr. Burnham — 15,000.

(2)	Shirley Cho resigned as a member of the Board of Directors and as a member of the Compensation Committee, effective August 14, 2023.
(3)	William Burnham was appointed to the Board of Directors on April 1, 2023.
(4)	Director was not compensated for service on the Board of Directors during 2023 due to compensation received for employment as an executive officer.

PROPOSAL NO. 2: APPROVAL OF THE ADOPTION OF OUR SECOND AMENDED AND RESTATED ARTICLES OF INCORPORATION TO MAKE CERTAIN TECHNICAL AND ADMINISTRATIVE CHANGES

Our Board of Directors has approved, and is recommending to our shareholders for approval, the adoption of our Second Amended and Restated Articles of Incorporation, as set forth in Appendix A, which would amend and restate our current Amended and Restated Articles of Incorporation to remove certain obsolete references and make other technical and administrative changes.

Description and Purpose for the Proposal

The changes to the existing Amended and Restated Articles of Incorporation that we are proposing in our Second Amended and Restated Articles of Incorporation are to remove obsolete references that are outdated and no longer relevant and make certain other technical and administrative changes. These proposed changes are substantially as follows:

•
Revising Article I to include the current address of the Company;
•
Revising Article II to make minor clean-up changes that are grammatical in nature;
•
Deleting language in Article III that previously effected a stock split of the Company’s stock split and is therefore no longer operative;
•
Adding language in Article III that clarifies and confirms that holders of Common Stock have all voting power (except as set forth elsewhere in the Articles);
•
Adding language in Article III that clarifies that holders of the Series N Preferred Stock vote together with the holders of Common Stock as one class, unless otherwise required by law;
•
Deleting the existing Article IV on account of the relevant language being moved to Article III (as described above);
•
Revising Article IV to clarify that directors appointed by the Board of Directors to fill a vacancy will serve until the next annual meeting of the Company’s shareholders, and if reelected, will then serve for the full term of their class (as required by Florida law);
•
Revising Article V to include the registered office of the Company;
•
Adding language in Article VI to confirm that the duration of the Company is perpetual;
•
Revising Article VII to confirm that the Company has the power to amend the Articles of Incorporation of the Company (as permitted by Florida law).

The general description of the changes to the existing Amended and Restated Articles of Incorporation that we are proposing in our Second Amended and Restated Articles of Incorporation are qualified in their entirety by reference to the text of Appendix A.

If our Second Amended and Restated Articles of Incorporation are approved by the requisite vote of shareholders, it is expected that the Company will promptly file the Second Amended and Restated Articles of Incorporation with the Secretary of State of the State of Florida. The Second Amended and Restated Articles of Incorporation will be effective upon such filing.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE APPROVAL OF THE ADOPTION OF THE SECOND AMENDED AND RESTATED ARTICLES OF INCORPORATION.

PROPOSAL NO. 3: RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITOR

The appointment of our independent auditor will be approved annually by the Audit Committee and ratified by our shareholders. The Audit Committee reviews both the audit scope and estimated fees for professional services for the coming year. The Audit Committee has authorized the engagement of UHY LLP (“UHY”) as our independent registered public accounting firm for the fiscal year ended December 31, 2024.

UHY was our independent registered public accounting firm for the fiscal year ended December 31, 2023. As previously disclosed in our Current Report on Form 8-K filed with the SEC on August 15, 2022, on August 9, 2022, Baker Tilly US, LLP (“Baker Tilly”) notified the Company that Baker Tilly would resign as the Company’s independent registered public accounting firm effective on August 10, 2022. The Audit Committee accepted the resignation of Baker Tilly. On August 12, 2022, the Company engaged UHY as its independent registered public accounting firm for the Company’s fiscal year ending December 31, 2022. The decision to engage UHY as the Company’s independent registered public accounting firm was approved by the Audit Committee.

Prior to engaging UHY, the Company did not consult with UHY regarding application of accounting principles to a specific completed or contemplated transaction or regarding the type of audit opinions that might be rendered by UHY on the Company’s financial statements, and UHY did not provide any written or oral advice that was an important factor considered by the Company in reaching a decision as to any such accounting, auditing or financial reporting issue.

During the subsequent interim periods beginning January 1, 2022 through August 10, 2022, there were no (i) disagreements with Baker Tilly on any matter of accounting principles or practices, financial statement disclosures, or auditing scope or procedure, which disagreement(s), if not resolved to the satisfaction of Baker Tilly, would have caused it to make reference thereto in its reports on the audited consolidated financial statements of the Company for such periods; or (ii) “reportable events” (as defined under Item 304(a)(1)(v) of Regulation S-K).

The Company provided UHY with a copy of the 2024 Proxy Statement prior to its filing with the Securities and Exchange Commission. We previously requested that Baker Tilly furnish the Company with a letter addressed to the Securities and Exchange Commission stating whether it agrees with above statements and, if it does not agree, the respects in which it does not agree. We also requested that UHY furnish the Company with a letter addressed to the Securities and Exchange Commission stating any new information, clarification of the Company’s expression of its views, or the respects in which it does not agree with the statements made above.

Representatives of UHY are expected to virtually attend the Annual Meeting and will have an opportunity to make a statement if they wish. They are also expected to be available to answer questions at the meeting.

Independent Auditor Fee Information

The following table presents fees for professional audit services rendered by UHY for the audit of our annual consolidated financial statements and fees for other services rendered by UHY for the fiscal years ended December 31, 2023 and 2022:

UHY LLP	Year Ended December 31, 2023		Year Ended December 31, 2022
Audit Fees	$198,050		$152,378
Registration Fees	6,400	(1)
Tax Fees	—		—
All Other Fees	29,215	(2)	24,800	(2)
Total	$233,665		$177,178
____________________
(1)	Registration Statement Fees include services for the Form S-3 Registration Statement.
(2)	All Other Fees include financial statement audit services for HGC Funding I LLC and HGC Origination I LLC.

The following table presents fees for professional audit services rendered by Baker Tilly for the audit of our annual consolidated financial statements and fees for other services rendered by Baker Tilly for the fiscal years ended December 31, 2023 and 2022:

Baker Tilly	Year Ended December 31, 2023		Year Ended December 31, 2022
Audit Fees	$—		$61,824
Registration Statement Fees	16,200	(2)	13,293	(1)
Tax Fees	—		—
All Other Fees	—		—	(3)
Total	$16,200		$75,117
____________________
(1)	Registration Statement Fees include services for the Form S-8 Registration Statement.
(2)	Registration Statement Fees include services for the Form S-3 Registration Statement.
(3)	All Other Fees include financial statement review services for HGC Funding I LLC and HGC Origination I LLC.

Pre-Approval Policy of Audit and Non-Audit Services

In accordance with the requirements of the Sarbanes-Oxley Act of 2002 and the rules and regulations promulgated thereunder, the Audit Committee charter contains a policy requiring the Audit Committee to pre-approve any audit-related and permitted non-audit services performed by the independent registered public accounting firm. All proposals for services to be provided by the independent registered public accounting firm, which must include a detailed description of the services to be rendered and the amount of corresponding fees, are submitted to the Chairman of the Audit Committee and the principal financial officer. The principal financial officer authorizes services that have been pre-approved by the Audit Committee. If there is any question as to whether a proposed service fits within a pre-approved service, the Audit Committee chair is consulted for a determination. The principal financial officer submits requests or applications to provide services that have not been pre-approved by the Audit Committee, which must include an affirmation by the principal financial officer and the independent registered public accounting firm that the request or application is consistent with the SEC’s rules on auditor independence, to the Audit Committee (or its Chair or any of its other members pursuant to delegated authority) for approval.

The Audit Committee pre-approved all services provided by UHY in 2023. The Audit Committee has pre-approved all services anticipated to be provided by UHY during 2024.

Audit Services

Audit services include the financial statement audit (including annual and quarterly reviews) and other procedures required to be performed by the independent registered public accounting firm to be able to form an opinion on our financial statements. The Audit Committee pre-approves specified annual audit services engagement terms and fees and other specified audit fees. All other audit services must be specifically pre-approved by the Audit Committee. The Audit Committee monitors the audit services engagement and may approve, if necessary, any changes in terms, conditions and fees resulting from changes in audit scope or other items.

Audit-Related Services

Audit-related services are assurance and related services that are reasonably related to the performance of the audit or review of our financial statements which historically have been provided to us by the independent registered public accounting firm and are consistent with the SEC’s rules on auditor independence. The Audit Committee pre-approves specified audit-related services within pre-approved fee levels. All other audit-related services must be pre-approved by the Audit Committee.

Tax Services

The Audit Committee pre-approves specified tax services that the Audit Committee believes would not impair the independence of the independent registered public accounting firm and that are consistent with SEC rules and guidance. All other tax services must be specifically approved by the Audit Committee.

All Other Services

Other services are services provided by the independent registered public accounting firm that do not fall within the established audit, audit-related and tax services categories. The Audit Committee pre-approves specified other services that do not fall within any of the specified prohibited categories of services.

THE BOARD OF DIRECTORS AND THE AUDIT COMMITTEE RECOMMEND A VOTE FOR THE RATIFICATION OF UHY, LLP AS THE COMPANY’S INDEPENDENT AUDITOR FOR THE FISCAL YEAR ENDED DECEMBER 31, 2024.

AUDIT COMMITTEE REPORT

The information contained in this Audit Committee Report shall not be deemed “filed” for purposes of Section 18 of the Exchange Act or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in any such filing.

The Audit Committee consists of three members of the Board, each of whom has been determined by the Board to be financially literate, as contemplated by the Nasdaq Stock Market Rules. The Board has determined that Kelly Sharpe is an “audit committee financial expert,” as that term is defined under 407(d) of Regulation S-K. Each member of the Audit Committee is independent, within the meaning of such term under the independence requirements for audit committee membership of the Nasdaq Stock Market Rules, Rule 10A-3 under the Exchange Act and the SEC’s rules and regulations.

The Audit Committee operates under a written charter approved by the Board, a copy of which is available on the Company’s website. As more fully described in the charter, the primary purpose of the Audit Committee is to assist the Board in its oversight of the integrity of the Company’s financial statements and effectiveness of internal controls over financial reporting and the performance, qualification and independence of the Company’s independent registered public accounting firm.

The Company’s management prepares the Company’s consolidated financial statements in accordance with accounting principles generally accepted in the United States of America and is responsible for the financial reporting process that generates these statements. Management is also responsible for establishing and maintaining adequate internal controls over financial reporting. The Audit Committee, on behalf of the Board, monitors and reviews these processes, acting in an oversight capacity relying on the information provided to it and on the representations made to it by the Company’s management, its auditors and other advisors.

The Audit Committee has reviewed and discussed the Company’s December 31, 2023 audited consolidated financial statements and effectiveness of internal controls over financial reporting with management and with its independent registered public accounting firm, UHY.

The Audit Committee has also discussed with its independent registered public accounting firm the matters required to be discussed under the applicable requirements of the Public Company Accounting Oversight Board’s (the “PCAOB”), the SEC and the Audit Committee’s charter.

The Audit Committee has received from its independent registered public accounting firm the written disclosures and the letter required by applicable requirements of the PCAOB regarding the independent registered public accounting firm’s communications with the Audit Committee concerning independence and has discussed with the independent registered public accounting firm the independent registered public accounting firm’s independence from the Company and its management. In addition, the Audit Committee has discussed and considered whether the provision of non-audit services by the Company’s principal auditor, as described above, is compatible with maintaining auditor independence.

Based on the review and discussions referred to above, the Audit Committee recommended to the Board the inclusion of the audited financial statements in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2023, for filing with the SEC.

The foregoing report has been approved by the Audit Committee.

Kelly Sharpe (Chair)
Samuel Shimer
William Burnham

PROPOSAL NO. 4: ADVISORY VOTE OF NAMED EXECUTIVE OFFICER COMPENSATION

The Dodd-Frank Act requires that we provide our shareholders with the opportunity to vote to approve, on a non-binding, advisory basis, the compensation of our named executive officers as disclosed in this Proxy Statement in accordance with the compensation disclosure rules of the SEC. As described above in the “Executive Compensation—Compensation Discussion and Analysis” section of this Proxy Statement, the Compensation Committee of the Board of Directors has structured our executive compensation program to achieve the following key objectives:

•
strengthen the relationship between compensation and performance by emphasizing earnings that are dependent upon the successful achievement of specified corporate, business unit and individual performance goals;
•
focus and align the interests management on the long-term interests of stockholders;
•
attract, retain, motivate and develop knowledgeable and experienced executives; and
•
ensure that the risks involved in any business decision align that of executive’s potential personal return with maximal return to stockholders.

We urge shareholders to read the “Executive Compensation—Compensation Discussion and Analysis” section of this Proxy Statement beginning on page 21 of this Proxy Statement, which describes in more detail how our executive compensation policies and procedures operate and are designed to achieve our compensation objectives, as well as the 2023 Summary Compensation Table and other related compensation tables and narrative, appearing on pages 25 through 29, which provide detailed information on the compensation of our named executive officers. The Compensation Committee and the Board of Directors believe that the policies and procedures articulated in the “Executive Compensation—Compensation Discussion and Analysis” section of this Proxy Statement are effective in achieving our compensation objectives and contribute to the Company’s performance.

In accordance with Section 14A of the Exchange Act, the Board is presenting this proposal, which gives shareholders the opportunity to endorse or not endorse our executive pay program on an advisory basis by voting “FOR” or “AGAINST” the following resolution:

“RESOLVED, that the shareholders of Heritage Global Inc. approve, on an advisory basis, the compensation of the company’s Named Executive Officers, as disclosed in this Proxy Statement pursuant to Item 402 of Regulation S-K, including the Compensation Discussion and Analysis, the compensation tables and narrative disclosures.”

This advisory resolution, commonly referred to as a “say-on-pay” resolution, is non-binding on the Company, the Board and the Compensation Committee. The say-on-pay proposal is not intended to address any specific item of compensation, but rather the overall compensation of our named executive officers and the executive compensation policies, practices, and plans described in this Proxy Statement. Although non-binding, the Compensation Committee will carefully review and consider the voting results when making future decisions regarding our executive compensation program.

Our current policy is to provide our shareholders with an opportunity to approve the compensation of the Company’s Named Executive Officers every three years at the annual meeting of shareholders. We expect that the next advisory vote on the compensation of our Named Executive Officers will occur at our 2027 Annual Meeting of Shareholders.

THE BOARD OF DIRECTORS AND THE COMPENSATION COMMITTEE RECOMMEND A VOTE “FOR” THE RESOLUTION APPROVING, ON AN ADVISORY BASIS, OF THE COMPENSATION OF THE COMPANY’S NAMED EXECUTIVE OFFICERS.

SHAREHOLDER PROPOSALS FOR THE 2025 ANNUAL MEETING OF SHAREHOLDERS

How do I Submit a Proposal for Inclusion in Next Year’s Proxy Statement?

If you wish to submit a proposal to be considered for inclusion in the Company’s proxy statement for the 2025 annual meeting of shareholders under Exchange Act Rule 14a-8, please send it to the Secretary, Heritage Global Inc., 12625 High Bluff Drive, Suite 305, San Diego, CA, 92130. Your proposal must comply with the requirements of the SEC to be eligible for inclusion. Under the rules of the SEC, proposals must be received no later than February 15, 2025, unless the date of the 2024 annual meeting of shareholders is more than 30 days before or after June 5, 2025, in which case the proposal must be received within a reasonable time before we begin to print and mail our proxy materials.

How do I Make a Proposal to be Considered at an Annual Meeting of Shareholders or Make a Nomination at an Annual Meeting of Shareholders?

Our Restated By-laws provide that if a shareholder desires to make a proposal to be considered at an annual meeting or nominate persons for election as directors, the shareholder must provide written notice of an intent to make such nomination, which the Secretary of the Company must receive at our principal executive offices no later than close of business on the fifth day following the date on which notice of the meeting was first given to the shareholders; provided that the Company is not required to include in its proxy statement any proposal that does not comply with the requirements under the Exchange Act, including Rule 14a-8 of the Exchange Act discussed above.

In order for a shareholder director nomination to be considered in proper form, the shareholder’s notice of nominations must set forth:

•
The name and address of the shareholder making the nomination and person(s) to be nominated;
•
all information relating to the individual being nominated that is required to be disclosed in solicitations of proxies for election of directors in an election contest and such individual’s written consent to be named in a proxy statement as a nominee and to serve as a director if elected;
•
a description of all arrangements or understandings between the shareholder and each nominee and any other person or persons (naming such person or persons) pursuant to which the nomination or nominations are to be made by the shareholder; and
•
a representation that the shareholder is a holder of record of stock of the Company entitled to vote at such meeting and such shareholder intends to appear in person or by proxy at the annual meeting of shareholders to propose such business.

To be in proper form for shareholder proposals, the shareholder must provide the Board of the Company Secretary with notice of intention to present a proposal for action, and such notice must include:

•
the number of voting securities that the shareholder holds of record and which are beneficially owned;
•
the text of the proposal to be presented at the annual meeting of shareholders; and
•
a statement in support of such proposal.

The Company may require any individual nominated to furnish such other information as it may reasonably require to determine the eligibility of such individual to serve as a director of the Company.

In addition to satisfying the foregoing requirements under our Restated By-laws, to comply with SEC Rule 14a-19, shareholders who intend to solicit proxies in support of proposed nominees other than the proposed nominees put forth by the Board must provide notice that sets forth the information required by SEC Rule 14a-19 no later than April 6, 2025.

GENERAL INFORMATION

Securities Authorized for Issuance Under Equity Compensation Plans

The following table presents securities authorized for issuance under our equity compensation plans at December 31, 2023:

	Number of securities to be issued upon exercise of outstanding options, warrants and rights	Weighted-average exercise price of outstanding options, warrants and rights	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column(a))
Plan Category	(a)	(b)	(c)
Equity compensation plans approved by security holders:
Heritage Global Inc. 2016 Stock Option Plan	1,079,850	$1.44	—
Heritage Global Inc. 2022 Equity Incentive Plan	563,625	$2.69	2,794,398

Equity compensation plans not approved by security holders:
2010 Non-Qualified Stock Option Plan	238,750	$1.25	—
Accredited Personnel Stock Option Plan	383,125	$1.32	—
Total	2,265,350	$1.71	2,794,398

Delinquent Section 16(a) Reports

Section 16(a) of the Exchange Act requires our executive officers and directors and persons who own more than ten percent of a registered class of our equity securities (collectively, the “reporting persons”) to file reports of ownership and changes in ownership with the SEC and to furnish us with copies of these reports. Based upon our review of reports filed with the SEC by the reporting persons, and based upon written representations received from certain of the reporting persons, we believe that all of the reporting persons timely complied with the reporting requirements of Section 16(a) of the Exchange Act during 2023, except for the Form 4 filed by Mr. Cobb on March 17, 2023 (and the related Form 4/A thereto filed by Mr. Cobb on April 11, 2023) reporting a grant of shares of restricted common stock and a disposition of shares of common stock, the Form 4 filed by Mr. Sklar on March 20, 2023 (and the related Form 4/A thereto filed by Mr. Sklar on April 11, 2023) reporting a grant of shares of restricted common stock and a disposition of shares of common stock, the Form 4 filed by Mr. Ross Dove on March 20, 2023 (and the related Form 4/A thereto filed by Mr. Dove on April 11, 2023) reporting a grant of shares of restricted common stock and a disposition of shares of common stock, the Form 3 filed by Mr. Burnham on April 17, 2023, and the Form 4 filed by Mr. Burnham on April 17, 2023 reporting a grant of shares of restricted common stock.

Householding

The SEC has adopted rules that permit companies and intermediaries (e.g., brokers) to satisfy the delivery requirements for proxy materials with respect to two or more shareholders sharing the same address by delivering a single proxy statement and annual report addressed to those shareholders. This process, which is commonly referred to as “householding,” potentially means extra convenience for shareholders and cost savings for companies. We have not implemented householding rules with respect to our record holders. However, a number of brokers with account holders who are shareholders may be “householding” our proxy materials. If a shareholder receives a householding notification from his, her or its broker, a single proxy statement and annual report will be delivered to multiple shareholders sharing an address unless contrary instructions have been received from an affected shareholder. Once you have received notice from your broker that they will be “householding” communications to your address, “householding” will continue until you are notified otherwise.

Shareholders who currently receive multiple copies of the proxy materials at their address and would like to request “householding” of their communications should contact their broker. In addition, if any shareholder that receives a “householding” notification wishes to receive a separate annual report and proxy statement at his, her or its address, such shareholder should also contact his, her or its broker directly. Shareholders who in the future wish to receive multiple copies may also contact the Company at 12625 High Bluff Drive, Suite 305, San Diego, CA, 92130, Attention: Secretary.

Other Business

The Board does not know of any matters which may be presented at the Annual Meeting other than those specifically set forth in the Notice of Annual Meeting of Shareholders. If any other matters come before the meeting or any adjournment or postponement thereof, the persons named in the accompanying form of proxy and acting thereunder will vote in accordance with their best judgment with respect to such matters.

San Diego, California

April 23, 2024

Appendix A

SECOND AMENDED AND RESTATED

ARTICLES OF INCORPORATION

OF

HERITAGE GLOBAL INC.

Pursuant to Sections 607.1001, 607.1003, 607.1006 and 607.1007 of the Florida Business Corporation Act (the “Act”),

HERITAGE GLOBAL INC., a corporation organized and existing under and by virtue of the provisions of the Act,

DOES HEREBY CERTIFY:

1. That the name of this corporation (the “Corporation”) is Heritage Global Inc., and that the Corporation was originally incorporated pursuant to the Act on April 21, 1983 and assigned Document Number G35222.

2. These Second Amended and Restated Articles of Incorporation were adopted by the Board of Directors of the Corporation and approved by the shareholders of the Corporation on ______, 2024, and the number of votes cast for the amendments contained herein by the shareholders was sufficient for approval.

3. These Second Amended and Restated Articles of Incorporation consolidate all amendments to the Amended and Restated Articles of Incorporation, as amended, of the Corporation into a single document.

RESOLVED, that the Amended and Restated Articles of Incorporation, as amended, of the Corporation be, and they hereby are, amended and restated in its entirety to read as follows:

ARTICLE I

NAME AND ADDRESS

The name of the Corporation is “Heritage Global Inc.” The current address of the principal office and the current mailing address of the Corporation is 12625 High Bluff Drive, Suite 305, San Diego, CA 92130.

ARTICLE II

PURPOSES

The Corporation may engage in any activity or business permitted under the laws of the United States of America and of the State of Florida.

ARTICLE III

CAPITAL STOCK

The Corporation is authorized to have outstanding 300,000,000 shares of common stock, par value of $0.01 per share (the “Common Stock”), and 10,000,000 shares of preferred stock, par value of $10.00 per share (the “Preferred Stock”). The Preferred Stock may be issued in one or more series. The Board of Directors shall have the authority to divide the Preferred Stock into one or more series and subject to the provisions and limitations set forth herein, to determine the relative rights and preferences of the shares of any series so established, including, without limitation, with regard to the rate or manner of payment of dividends, whether such shares may be redeemed and, if so, the redemption price and the terms and conditions of redemption, sinking fund provisions, if any, for the redemption or purchase of such shares, the terms and conditions, if any, on which such shares may be converted, and voting rights, if any; provided, however, except as to any rights and preferences as determined by the Board of Directors as set forth above, all shares of such Preferred Stock regardless of series shall be identical.

(a)
COMMON STOCK

Except as otherwise provided herein (or in any amendment hereto) or as required by Florida law, all rights to vote and all voting power (including, without limitation, the right to elect directors) shall be vested exclusively in the holders of Common Stock. Each holder of Common Stock is entitled to one vote for each share of Common Stock that he holds on each matter submitted to a vote of the Corporation’s shareholders on which the holders of Common Stock are entitled to vote.

(b) SERIES N CONVERTIBLE PREFERRED STOCK

20,000 shares of Preferred Stock have been designated as Series N Convertible Preferred Stock (the “Series N Preferred Stock”), which have the following rights and preferences:

1. Dividends. If dividends are declared by the Board of Directors on the shares of Common Stock, the holders of Series N Preferred Stock shall be entitled to receive, when the payment of the dividend on the shares of Common Stock is paid, the same dividend as declared on the shares of Common Stock based on the number of shares of Common Stock which would have been held by the holder of each issued and outstanding share of Series N Preferred Stock, if that share of Series N Preferred Stock had been converted in accordance with Section 4 below to shares of Common Stock immediately prior to the record date for the dividend.

2. Liquidation, Dissolution or Winding Up. In the event of any voluntary or involuntary liquidation, dissolution or winding up of the Corporation, the sale of all or substantially all of its assets, or the merger or consolidation of the Corporation as a result of which the then shareholders of the Corporation do not continue to hold more than a 67% interest in the successor entity or a transaction or series of related transactions in which the Corporation’s shareholders transfer more than 33% of the voting power of the Corporation (each such event, a “Liquidation”), the holder of each share of Series N Preferred Stock then outstanding shall be entitled to be paid out of the assets of the Corporation available for distribution to its shareholders before payment to the holders of Common Stock by reason of their ownership thereof, an amount (the “Liquidation Price”), payable in cash (and, to the extent sufficient cash is not available for such payment, property at its fair market value), equal to $1,000.00 per share.

3. Voting Rights. Except as otherwise provided herein or in any amendment hereto creating a series of Preferred Stock or any similar stock, or as otherwise required by Florida law, the holders of shares of Series N Preferred Stock and the holders of shares of Common Stock and any other capital stock of the Corporation having general voting rights shall vote together as one class on all matters submitted to a vote of shareholders of the Corporation. Each share of Series N Preferred Stock shall entitle the holder thereof to that number of votes which is equal to the number of shares of Common Stock into which such share of Series N Preferred Stock would be convertible if that share of Series N Preferred Stock had been converted in accordance with Section 4 below to shares of Common Stock immediately prior to the record date for the vote.

4. Conversion Into Common Stock. Each holder of the Series N Preferred Stock shall have conversion rights as follows (the “Conversion Rights”):

(a) Right to Convert. Each share of Series N Preferred Stock shall be convertible, at the option of the holder thereof, at any time and from time to time into such number of fully paid and nonassessable shares of Common Stock as is determined by dividing (i) the Conversion Value (as defined below) of such share by (ii) the Conversion Price (as defined below). In the event of a Liquidation of the Corporation, the Conversion Rights shall terminate at the close of business on the last full day preceding the date fixed for the payment of any amounts distributable on Liquidation to the holders of Series N Preferred Stock.

(b) Conversion Value. The “Conversion Value” of each share of Series N Preferred Stock shall be $1,000.00.

(c) Conversion Price. As of the date of these Second Amended and Restated Articles of Incorporation, the Conversion Price (the “Conversion Price”) is $25.00, which reflects adjustments made pursuant to the Corporation’s Amended and Restated Articles of Incorporation, as amended prior to the date of filing of these Second Amended and Restated Articles of Incorporation, including with respect to the one-for-twenty reverse split of the Common Stock previously effected by the Corporation. The Conversion Price, and the rate at which shares of Series N Preferred Stock may be converted into shares of Common Stock, shall be subject to adjustment as provided below in this Section 4.

(d) Fractional Shares. No fractional shares of Common Stock shall be issued upon conversion of the Series N Preferred Stock pursuant to this Section 4. In lieu of any fractional shares to which the holder would otherwise be entitled, the Corporation shall pay to the holder cash in an amount equal to such fraction multiplied by the then effective Conversion Price.

(e) Mechanics of Conversion.

(i) In order for a holder of Series N Preferred Stock to convert shares of Series N Preferred Stock into shares of Common Stock, such holder shall surrender the certificate or certificates for such shares of Series N Preferred Stock at the office of the transfer agent for the Series N Preferred Stock (or at the principal office of the Corporation if the Corporation serves as its own transfer agent) together with written notice that such holder elects to convert all or any number of the shares of Series N Preferred Stock represented by such certificate or certificates. If required by the Corporation, certificates surrendered for conversion shall be endorsed or accompanied by a written instrument or instruments of transfer, in form satisfactory to the Corporation, duly executed by the registered holder or its attorney duly authorized in writing. The date of receipt of such certificates and notice by the transfer agent (or by the Corporation if the Corporation serves as its own transfer agent) shall be the conversion date (“Conversion Date”). The Corporation shall, as soon as practicable after the Conversion Date, issue and deliver at such office to such holder of Series N Preferred Stock a certificate or certificates for the number of shares of Common Stock to which such holder shall be entitled, together with cash in lieu of any fraction of a share as set forth above. As of the Conversion Date, the person entitled to receive certificates of Common Stock shall be regarded for all corporate purposes as the holder of the number of shares of Common Stock to which it is entitled upon the conversion.

(ii) The Corporation shall at all times when the Series N Preferred Stock shall be outstanding, reserve and keep available out of its authorized but unissued stock, for the purpose of effecting the conversion of the Series N Preferred Stock, such number of its duly authorized shares of Common Stock as shall from time to time be sufficient to effect the conversion of all outstanding shares of Series N Preferred Stock.

(iii) All shares of Series N Preferred Stock which shall have been surrendered for conversion as herein provided in this Section 4 shall no longer be deemed to be outstanding and all rights with respect to such shares shall immediately cease and terminate on the Conversion Date, except only the right of the holders thereof to receive shares of Common Stock and cash in lieu of fractional shares in exchange therefor. Any shares of Series N Preferred Stock so converted shall be retired and canceled and shall not be reissued, and the Corporation may from time to time take such appropriate action as may be necessary to reduce the authorized Series N Preferred Stock accordingly.

(f) Adjustment for Stock Splits and Combinations. If the Corporation shall at any time or from time to time effect a subdivision of the outstanding Common Stock, the Conversion Price then in effect immediately before that subdivision shall be proportionately decreased and the number of shares of Common Stock issuable upon conversion of a share of the Series N Preferred Stock shall be proportionately increased. If the Corporation shall at any time or from time to time combine the outstanding shares of Common Stock, the Conversion Price then in effect immediately before the combination shall be proportionately increased and the number of shares of Common Stock issuable upon conversion of a share of the Series N Preferred Stock shall be proportionately decreased. Any adjustment under this paragraph shall become effective at the close of business on the date the subdivision or combination becomes effective.

(g) Adjustment for Certain Dividends and Distributions. In the event the Corporation at any time or from time to time shall make or issue, or fix a record date for the determination of holders of Common Stock entitled to receive, a dividend or other distribution payable in additional shares of Common Stock, then and in each such event the Conversion Price for the Series N Preferred Stock then in effect shall be decreased as of the time of such issuance or, in the event such a record date shall have been fixed, as of the close of business on such record date, by multiplying the Conversion Price for the Series N Preferred Stock then in effect by a fraction: (i)

the numerator of which shall be the total number of shares of Common Stock issued and outstanding immediately prior to the time of such issuance or the close of business on such record date, and (ii) the denominator of which shall be the total number of shares of Common Stock issued and outstanding immediately prior to the time of such issuance or the close of business on such record date plus the number of shares of Common Stock issuable in payment of such dividend or distribution; provided, however, that if such record date shall have been fixed and such dividend is not fully paid or if such distribution is not fully made on the date fixed therefor, the Conversion Price for the Series N Preferred Stock shall be recomputed accordingly as of the close of business on such record date and thereafter the Conversion Price for the Series N Preferred Stock shall be adjusted pursuant to this paragraph as of the time of actual payment of such dividends or distributions.

(h) Adjustments for Other Dividends and Distributions. In the event the Corporation at any time or from time to time shall make or issue, or fix a record date for the determination of holders of Common Stock entitled to receive, a dividend or other distribution payable in securities of the Corporation other than shares of Common Stock, then and in each such event provision shall be made so that the holders of the Series N Preferred Stock shall receive upon conversion thereof in addition to the number of shares of Common Stock receivable thereupon, the amount of securities of the Corporation that they would have received had their Series N Preferred Stock been converted on the date of such event and had thereafter, during the period from the date of such event to and including the conversion date, retained such securities receivable by them as aforesaid during such period giving application to all adjustments called for during such period under this paragraph with respect to the rights of the holders of the Series N Preferred Stock.

(i) Adjustment for Reclassification, Exchange, or Substitution. If the Common Stock issuable upon the conversion of the Series N Preferred Stock shall be changed into the same or a different number of shares of any class or classes of stock, whether by capital reorganization, reclassification or otherwise (other than a subdivision or combination of shares or stock dividend provided for above, or a reorganization, merger, consolidation, or sale of assets provided for below), then and in each such event each holder of the Series N Preferred Stock shall have the right thereafter to convert each such share of Common Stock issuable upon the conversion of the Series N Preferred Stock into the kind and amount of shares of stock and other securities and property receivable upon such reorganization, reclassification, or other change, by holders of the number of shares of Common Stock into which such shares of Series N Preferred Stock might have been converted immediately prior to such reorganization, reclassification, or change, all subject to further adjustment as provided herein.

(j) Adjustment for Merger or Reorganization. In case of any consolidation or merger of the Corporation with or into another corporation, each share of Series N Preferred Stock shall thereafter be convertible into the kind and amount of shares of stock or other securities or property to which a holder of the number of shares of Common Stock of the Corporation deliverable upon conversion of such Series N Preferred Stock would have been entitled upon such consolidation or merger; and, in such case, appropriate adjustment (as determined in good faith by the Board of Directors) shall be made in the application of the provisions in this Section 4 set forth with respect to the rights and interest thereafter of the holders of the Series N Preferred Stock, to the end that the provisions set forth in this Section 4 (including provisions with respect to changes in and other adjustments of the Conversion Price) shall thereafter be applicable, as nearly as reasonably may be, in relation to any shares of stock or other property thereafter deliverable upon the conversion of the Series N Preferred Stock.

(k) No Impairment. The Corporation will not, by amendment hereto or through any reorganization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms to be observed or performed hereunder by the Corporation, but will at all times in good faith assist in the carrying out of all the provisions of this Section 4 and in the taking of all such action as may be necessary or appropriate in order to protect the Conversion Rights of the holders of the Series N Preferred Stock against impairment.

(l) Certificate as to Adjustments. Upon the occurrence of each adjustment or readjustment of the Conversion Price pursuant to this Section 4, the Corporation at its expense shall promptly compute such adjustment or readjustment in accordance with the terms of this Subpart (b) of Article III and furnish to each holder of Series N Preferred Stock a certificate setting forth such adjustment or readjustment and showing in detail the facts upon which such adjustment or readjustment is based. The Corporation shall, upon the written request at any time of any holder of Series N Preferred Stock, furnish or cause to refurnished to such holder a similar certificate setting forth (i) such adjustments and readjustments; (ii) the Conversion Price then in effect; and (iii) the number of shares of Common Stock and the amount, if any, of other property which then would be received upon the conversion of Series N Preferred Stock.

(m) Notice of Record Date. In the event (i) that the Corporation declares a dividend (or any other distribution) on its Common Stock payable in Common Stock or other securities of the Corporation, (ii) that the Corporation subdivides or combines its outstanding shares of Common Stock, (iii) of any reclassification of the Common Stock (other than a subdivision or combination of the outstanding shares of Common Stock or a stock dividend or stock distribution thereon), or of any consolidation or merger of the Corporation into or with another corporation, or (iv) of the Liquidation of the Corporation, then the Corporation shall cause to be filed at its principal office or at the office of the transfer agent of the Series N Preferred Stock (if other than the Corporation), and shall cause to be mailed to the holders of the Series N Preferred Stock at their last addresses as shown on the records of the Corporation or such transfer agent, at least ten days prior to the record date specified in (A) below or twenty days before the date specified in (B) below, a notice stating: (A) the record date of such dividend, distribution, subdivision or combination, or, if a record is not to be taken, the date as of which the holders of Common Stock of record to be entitled to such dividend, distribution, subdivision or combination are to be determined, or (B) the date on which such reclassification, consolidation, merger, or Liquidation is expected to become effective, and the date as of which it is expected that holders of Common Stock of record shall be entitled to exchange their shares of Common Stock for securities or other property deliverable upon such reclassification, consolidation, merger, or Liquidation.

(c) PREVIOUSLY DESIGNATED PREFERRED STOCK

In addition to the Series N Preferred Stock described above, the Board of Directors also previously designated a total of 502,000 shares of Preferred Stock into specified series of Preferred Stock as follows: 7,500 shares of Preferred Stock were designated as 12% Cumulative Convertible

Preferred Stock; 200,000 shares of Preferred Stock were designated as Class A Variable Rate Cumulative Convertible Preferred Stock; 22,500 shares of Preferred Stock were designated as Class B Variable Rate Cumulative Convertible Preferred Stock; 240,000 shares of Preferred Stock were designated as Class C Convertible Cumulative Redeemable Preferred Stock; 1,000 shares of Preferred Stock were designated as Series D Preferred Stock; 1,000 shares of Preferred Stock were designated as 5% Series E Convertible Preferred Stock; 1,000 shares of Preferred Stock were designated as 5% Series F Convertible Preferred Stock; and 29,000 shares of Preferred Stock were designated as Series M Participating Convertible Preferred Stock. As of the date of filing of these Second Amended and Restated Articles of Incorporation, other than the Series N Preferred Stock, no shares of any such series of Preferred Stock are issued or outstanding and no further shares of any such series of Preferred Stock may be issued.

ARTICLE IV

BOARD OF DIRECTORS

1.
Number. The property, business, and affairs of the Corporation shall be managed and controlled by the Board of Directors. The number of directors of the Corporation shall not be less than five nor more than nine, the exact number of directors to be determined from time to time by resolution adopted by affirmative vote of a majority of the whole Board of Directors; provided, however, that the number of directors shall not be reduced so as to shorten the term of a director at that time in office. As used in this Article IV, the term “whole Board” means the total number of directors which the Corporation would have if there were no vacancies.

2.
Classes. The Board of Directors shall be divided into three classes, as nearly equal in number as the then total number of directors constituting the whole Board permits, with the term of office of one class expiring each year. No decrease in the number of directors shall shorten the term of any incumbent director. At each annual meeting of shareholders the successors to the class of directors whose term shall then expire shall be elected to hold office for a term expiring at the third succeeding annual meeting.

3.
Removal. Any director may be removed by the vote of a majority of the whole Board of Directors, but only for cause. Except as may otherwise be provided by law, cause for removal shall be construed to exist only if: (a) the director whose removal is proposed has been convicted of a felony by a court of competent jurisdiction: or (b) such director has been adjudicated by a court of competent jurisdiction to be liable for negligence or misconduct in the performance of his duty to the Corporation in a matter of substantial importance to the corporation and such adjudication is no longer subject to direct appeal. In addition, any director or the entire Board of Directors may be removed, with or without cause, by the affirmative vote of the holders of at least 67% of the outstanding shares of the Corporation then entitled to vote generally in the election of directors cast at a meeting of the shareholders called for that purpose.

4.
Vacancies. Any vacancies in the Board of Directors resulting from death, resignation, retirement, removal from office, the creation of a new directorship by an increase in the authorized number of directors, or otherwise shall be filled by a majority vote of the directors then in office, though less than a quorum of the entire Board of Directors. Directors so chosen to fill any vacancy shall hold office until the next meeting of shareholders at which directors are elected, with such election to be for a term expiring at the annual meeting of shareholders at which the class of directors of which the director serves (as determined by the Board of Directors in accordance with Florida law at the time of the director’s appointment to the Board) is to be elected and until his or her successor is elected and qualified.

5.
Amendment, Alteration, Repeal, Etc. Notwithstanding anything contained in these Second Amended and Restated Articles of Incorporation to the contrary, the affirmative vote of the holders of at least 67% of the outstanding shares of the Corporation then entitled to vote in the election of directors shall be required to amend, alter, or repeal or to adopt any provision inconsistent with, this Article IV.

ARTICLE V

REGISTERED OFFICE AND AGENT

The current mailing address and street address of the registered office of the Corporation are 2894 Remington Green Lane, Suite A, Tallahassee, FL 32308. The name of the current registered agent of the Corporation is Registered Agent Solutions, Inc.

ARTICLE VI

DURATION

The term of existence of the Corporation shall be perpetual.

ARTICLE VII

AMENDMENT TO ARTICLES OF INCORPORATION

Subject to the terms and conditions hereof, the Corporation reserves the right to amend, alter, change or repeal any provision contained in these Second Amended and Restated Articles of Incorporation, or in any amendment hereto, or to add any provision to these Second Amended and Restated Articles of Incorporation or to any amendment hereto, in any manner now or hereafter prescribed or permitted by Florida law, and all rights conferred upon shareholders, directors, officers and other persons in these Second Amended and Restated Articles of Incorporation, or in any amendment hereto, are subject to this reservation.

[Signature Page Follows]

IN WITNESS WHEREOF, these Second Amended and Restated Articles of Incorporation have been executed by a duly authorized officer of the Corporation on this ___ day of ________, 2024.

HERITAGE GLOBAL INC.

Name: Title:

HG

HERITAGE GLOBAL INC.

SCAN TO
VIEW MATERIALS & VOTE

VOTE BY INTERNET
Before The Meeting - Go to **www.proxyvote.com or scan the QR Barcode above**

Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

During The Meeting - Go to **www.virtualshareholdermeeting.com/HGBL2024**

You may attend the meeting via the Internet and vote during the meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

V41719-P05845

KEEP THIS PORTION FOR YOUR RECORDS

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

DETACH AND RETURN THIS PORTION ONLY

HERITAGE GLOBAL INC.

The Board of Directors recommends you vote FOR the following:

1. The election of the nominee for Class III.

Nominee:	**For**	**Withhold**
1a. Barbara Sinsley	☐	☐

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX] Date

Signature (Joint Owners) Date

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Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting: The Notice and Proxy Statement and Form 10-K are available at www.proxyvote.com HERITAGE GLOBAL INC. Annual Meeting of Shareholders June 8, 2022 8:00 AM This proxy is solicited by the Board of Directors The shareholder(s) hereby appoint(s) Ross Dove and James Sklar, or either of them, as proxies, each with the power to appoint (his/her) substitute, and hereby authorize(s) them to represent and to vote, as designated on the reverse side of this ballot, all of the shares of (Common/Preferred) stock of HERITAGE GLOBAL INC. that the shareholder(s) is/are entitled to vote at the Annual Meeting of Shareholder(s) to be held at 8:00 AM, PDT on June 8, 2022, virtually at www.virtualshareholdermeeting.com/HGBL2022, and any adjournment or postponement thereof. This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the Board of Directors' recommendations. Continued and to be signed on reverse side 0000562921_2 R1.0.0.24

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